SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant
Check the appropriate box:

[ ] Preliminary Proxy Statement                     Confidential, for Use of the
                                                Commission Only (as permitted by
                         Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            BEXY COMMUNICATIONS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
          $125  per  Exchange  Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-
          6(i)(2) or Item 22(a)(2) of
          Schedule 14A.
          $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
          11.
     (1)  Title of each class of securities to which transaction applies:
                                                                    Common Stock
- --------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
                             625 Shares of Common Stock of the Acquiring Company
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                      $120.00 per Share of Common Stock of the Acquiring Company
- --------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                                                      $75,000.00
- --------------------------------------------------------------------------------


     (5)  Total fee paid:


- --------------------------------------------------------------------------------
          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

- --------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

     (3)  Filing Party:

- --------------------------------------------------------------------------------

     (4)  Date Filed:

- --------------------------------------------------------------------------------

                            BEXY COMMUNICATIONS, INC.
                       16661 Ventura Boulevard, Suite 214
                            Encino, California  91436

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                To be Held Thursday, July 2, 1996 at 10:00 a.m.


To the Stockholders:


          NOTICE is hereby given that a Special Meeting of Stockholders of BEXY COMMUNICATIONS, INC. (the "Company") will be held at Shutters On the Beach, One Pico Boulevard, Santa Monica, California 90405 (Tel.: 310-458-0030) at 10:00 a.m. local time, on Thursday, July 2, 1996 for the following purposes:


          1. To approve a Plan of Reorganization (the "Reorganization") of the Company pursuant to which the Company will change its business to the exploration for and exploitation of oil and gas.

          2. In connection with the Reorganization, in order to permit the issuance of shares of common stock of the Company (the "Common Stock") to stockholders of Cheniere Energy Operating Co., Inc. ("Cheniere"), to approve the amendment of the Company's certificate of incorporation to change the authorized capital stock of the Company to a total 21,000,000 shares, comprised of 20,000,000 shares of Common Stock, having a par value of $.003 per share, and 1,000,000 shares of preferred stock, the rights, powers and preferences of which shall be set by resolution of the Board of Directors of the Company.

          3. In connection with the Reorganization, to approve the amendment of the Company's certificate of incorporation to change the name of the Company to "Cheniere Energy, Inc."


          4. In connection with the Reorganization, to approve the distribution to the stockholders of the Company of the stock of the Company's wholly-owned subsidiary, Mar Ventures, Inc. ("Newco"), to which the Company has transferred the assets, subject to liabilities, of the Company's existing business (the "Divestiture").

          5. To approve the amendment of the certificate of incorporation of the Company to limit the liability of the Company's directors and to provide for indemnification of the officers and directors of the Company to the fullest extent permitted by Delaware law.

          6.   In  connection  with  the  Reorganization,  to  elect  three  (3)
directors nominated by Cheniere to hold office during the ensuing year until their respective successors are elected and qualified.


          7. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

          Shares represented by properly executed proxies hereby solicited by the Board of Directors of the Company will be voted in accordance with instructions specified herein. It is the intention of the Board of Directors that shares represented by proxies which are not limited to the contrary will be voted in favor of the election as directors of the persons named in the accompanying Proxy Statement, for proposals 1, 2, 3, 5 and 6 and in favor of such other matters as recommended by the Board, as may properly come before the Special Meeting.

          If the amendment of the certificate of incorporation to change the authorized capital stock is approved by the stockholders, following the filing of the amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, each outstanding share of the Company's Common Stock will be automatically converted into one-third of one share of newly authorized Common Stock of the Company. If the proposals in respect of the Reorganization and the changes in the Company's capitalization are approved, and the nominees of Cheniere elected to the Board, the Company and Cheniere may, but are not required to, proceed with the consummation of the transaction whereby Cheniere will become a wholly-owned subsidiary of the Company, regardless of whether the stockholders approve the other proposals set forth in the Proxy Statement for consideration by the stockholders.

          In addition, even if the stockholders approve the proposals relating to the Reorganization, the Board of Directors of the Company may determine not to distribute the stock of Newco to the stockholders of the Company if, in light of the circumstances then existing, the Board determines that the Divestiture would not be in the best interests of the Company and the stockholders.


          Information concerning the matters to be acted upon as the Special Meeting is set forth in the accompanying Proxy Statement. The Board of Directors has established the close of business on May 15, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the special Meeting or any adjournments thereof.


STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. YOUR VOTE IS VERY IMPORTANT, AND WE WILL APPRECIATE A PROMPT RETURN OF YOUR SIGNED PROXY CARD. ANY STOCKHOLDER ATTENDING THE MEETING MAY REVOKE HIS OR HER PROXY AT THAT TIME AND MAY THEN VOTE HIS OR HER SHARES IN PERSON EVEN IF HE OR SHE HAS PREVIOUSLY RETURNED A PROXY.

                    By Order of the Board of Directors

                    David Leedy, Secretary

Encino, California


June 13, 1996

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Revocability of Proxy  . . . . . . . . . . . . . . . . . . . . . . . .   13
     Person Making the Solicitation . . . . . . . . . . . . . . . . . . . .   14
     Voting Shares and Vote Required  . . . . . . . . . . . . . . . . . . .   14

INFORMATION CONCERNING CHENIERE . . . . . . . . . . . . . . . . . . . . . .   15
     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Background . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     The Exploration Agreement  . . . . . . . . . . . . . . . . . . . . . .   16
     The Zydeco Seismic Survey in West Cameron Parish, Louisiana  . . . . .   17
     Zydeco Energy, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .   20

INFORMATION CONCERNING THE COMPANY  . . . . . . . . . . . . . . . . . . . .   21
     Background . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     Current Activities . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     Recent Business Developments . . . . . . . . . . . . . . . . . . . . .   23

The Health Information Market . . . . . . . . . . . . . . . . . . . . . . .   23
     Competition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

MARKET FOR COMMON STOCK . . . . . . . . . . . . . . . . . . . . . . . . . .   24

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION . . . . . . . . .   25
     Results of Operations  . . . . . . . . . . . . . . . . . . . . . . . .   25
     Fiscal 1995 Compared to 1994 . . . . . . . . . . . . . . . . . . . . .   26
     Fiscal 1994 Compared to 1993 . . . . . . . . . . . . . . . . . . . . .   27
     Liquidity and Capital Resources  . . . . . . . . . . . . . . . . . . .   27
     Plan of Operation  . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . .   29
     Security Ownership of Certain Beneficial Owners and Management . . . .   29
     Board Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     Director's Compensation  . . . . . . . . . . . . . . . . . . . . . . .   31
     Certain Relationships and Related Transactions . . . . . . . . . . . .   31
     Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . .   31

THE REORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
     Background of the Reorganization . . . . . . . . . . . . . . . . . . .   33

     Recommendation of the Board of Directors . . . . . . . . . . . . . . .   33
     Cheniere's   Purpose   and   Reasons   For   Participating   in    the
          Reorganization  . . . . . . . . . . . . . . . . . . . . . . . . .   34
     The Reorganization Agreement . . . . . . . . . . . . . . . . . . . . .   34
     Distribution of Newco Stock; Exchange of Shares  . . . . . . . . . . .   35
     Certain Terms of the Reorganization  . . . . . . . . . . . . . . . . .   36
     Securities Act Status of New Shares Received by Cheniere Stockholders    38

INTERESTS OF CERTAIN PERSONS IN THE
REORGANIZATION AND RELATED TRANSACTIONS . . . . . . . . . . . . . . . . . .   38
     Significant Stock Ownership  . . . . . . . . . . . . . . . . . . . . .   38
     Consulting Agreement; Other Agreements . . . . . . . . . . . . . . . .   38
     Operation of the Company After the Closing of the Exchange . . . . . .   39
     Accounting Treatment . . . . . . . . . . . . . . . . . . . . . . . . .   39
     Certain Federal Income Tax Consequences of the Exchange  . . . . . . .   39
     Appraisal Rights . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

THE DIVESTITURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
     Background and Reasons for the Divestiture . . . . . . . . . . . . . .   41
     Manner of Divestiture  . . . . . . . . . . . . . . . . . . . . . . . .   43
     Certain Federal Income Tax Aspects of the Divestiture  . . . . . . . .   43
     Effects on the Company . . . . . . . . . . . . . . . . . . . . . . . .   44
     Effect on Stockholders of the Company  . . . . . . . . . . . . . . . .   44
     Back-Up Withholding  . . . . . . . . . . . . . . . . . . . . . . . . .   46
     Listing and Trading of Newco Stock . . . . . . . . . . . . . . . . . .   46
     Divestiture Costs  . . . . . . . . . . . . . . . . . . . . . . . . . .   47

     PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING  . . . . . . . . . . .   47

PROPOSAL 1.  REORGANIZATION OF THE COMPANY  . . . . . . . . . . . . . . . .   47

PROPOSAL 2.  AMENDMENTS TO CERTIFICATE OF INCORPORATION
             RELATING TO CHANGE IN CAPITALIZATION . . . . . . . . . . . . .   48
             Effect of the Proposed Amendment   . . . . . . . . . . . . . .   49

PROPOSAL 3.  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
             TO CHANGE THE NAME OF THE COMPANY  . . . . . . . . . . . . . .   49

PROPOSAL 4.  DIVESTITURE OF THE EXISTING BUSINESS OF THE COMPANY. . . . . .   50
          Effect of Divestiture . . . . . . . . . . . . . . . . . . . . . .   50

PROPOSAL 5.  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
          TO LIMIT THE LIABILITY  AND PROVIDE INDEMNIFICATION . . . . . . .   50
          Effect of Adoption  . . . . . . . . . . . . . . . . . . . . . . .   51

PROPOSAL 6.  ELECTION OF DIRECTORS  . . . . . . . . . . . . . . . . . . . .   51

          Nominees for Election . . . . . . . . . . . . . . . . . . . . . .   51
          Background and Experience . . . . . . . . . . . . . . . . . . . .   51

DESCRIPTION OF COMMON STOCK . . . . . . . . . . . . . . . . . . . . . . . .   53

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . .   53

INDEPENDENT PUBLIC ACCOUNTANTS  . . . . . . . . . . . . . . . . . . . . . .   53

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AFTER GIVING
EFFECT TO THE REORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . .   54

PRO FORMA CAPITALIZATION  . . . . . . . . . . . . . . . . . . . . . . . . .   54
GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
OTHER BUSINESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1


EXHIBITS
- --------

Exhibit A  -  Agreement of Reorganization . . . . . . . . . . . . . . . . .  A-1

Exhibit B  -  Amended and Restated Certificate of Incorporation . . . . . .  B-1

                            BEXY COMMUNICATIONS, INC.
                       16661 Ventura Boulevard, Suite 214
                            Encino, California  91436

                                   __________

                                 PROXY STATEMENT
                                   __________

                         SPECIAL MEETING OF STOCKHOLDERS


                           To be Held on July 2, 1996

          This proxy statement (this "Proxy Statement") and the enclosed proxy card ("Proxy") are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of BEXY Communications, Inc. ("Company") to be voted at the special meeting of stockholders of the Company (the "Special Meeting") to be held at Shutters On the Beach, One Pico Boulevard, Santa Monica, California 91045 (Tel: 310-458-0030) at 10:00 a.m. local time on Tuesday, July 2, 1996 and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting.

          Only stockholders of record at the close of business on May 15, 1996 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. This Proxy Statement and the enclosed Proxy, together with the accompanying Annual Report on Form 10-KSB for the year ended August 31, 1995, constituting the Company's annual report to stockholders, are being mailed on or about June 12, 1996.


                                  INTRODUCTION

          At the Special Meeting, stockholders will be asked to approve and adopt a Plan of Reorganization (the "Reorganization") as set forth in a certain Agreement and Plan of Reorganization dated as of April 16, 1996 (the
"Reorganization Agreement") among Cheniere Energy Operating Co., Inc. ("Cheniere"), the stockholders of Cheniere (the "Cheniere Stockholders"), the Company and Buddy Young, the President & CEO and principal stockholder of the Company ("Young"). Pursuant to the Reorganization, the outstanding capital stock (the "Newco Stock") of Mar Ventures, Inc. ("Newco"), a newly-formed, wholly-owned subsidiary of the Company, which holds the assets, subject to liabilities, of the existing business of the Company, will be distributed to the stockholders of record as of the Record Date (the "Divestiture"). In consideration for the transfer of all of the issued and outstanding shares of common stock of Cheniere (the "Cheniere Shares"), the Company will issue to the Cheniere Stockholders shares of common stock (the "Common Stock") of the Company (after giving effect to the amendment of the capitalization of the Company and the Reverse Split described herein, the "New Shares") equal to approximately 93% of the then issued and outstanding New Shares (the "Exchange") causing the current stockholders' interest in the Company to be diluted to approximately 7%. Thereupon, Cheniere will become a wholly-owned subsidiary of the Company and the principal business of the Company will become the oil and gas exploration and exploitation business conducted by Cheniere. See "THE REORGANIZATION -- The Divestiture; The Background of the Reorganization; and The Reorganization Agreement; and INFORMATION CONCERNING CHENIERE."

          Cheniere is a Houston-based independent oil and gas exploration company formed in February 1996 to participate in a joint venture with Zydeco Exploration, Inc. ("Exploration"), a wholly-owned subsidiary of Zydeco Energy, Inc. ("Zydeco"), a publicly traded company, the common stock of which is listed on the Nasdaq SmallCap Market system. See "INFORMATION CONCERNING CHENIERE."

          In order to facilitate the Reorganization, the directors of the Company are asking the Company's stockholders to approve certain amendments to the certificate of incorporation of the Company to change the authorized capital stock of the Company to permit the issuance of shares of Common Stock of the Company to the Cheniere Stockholders in exchange for Cheniere Shares. The Board of Directors of the Company is also asking the stockholders to approve certain other amendments to the certificate of incorporation of the Company to authorize a new class of preferred stock, to change the name of the Company to "Cheniere Energy, Inc." and to add provisions to limit the liability of the Company's directors and to provide for the indemnification of the Company's officers and directors to the fullest extent permitted by Delaware law.

          In addition, in connection with the Reorganization, the stockholders are being asked to vote for the election of three nominees as directors designated by Cheniere.


          Young, the President & CEO of the Company and the holder of shares totalling approximately 57% of the issued and outstanding shares of Common Stock of the Company, has agreed with Cheniere to vote his shares of Common Stock in favor of each of the proposals set forth in this Proxy Statement. Following the closing of the Exchange and the Divestiture, Young will own approximately 4% of the then issued and outstanding New Shares and approximately 57% of the issued and outstanding shares of Newco Stock. At the closing of the Reorganization (the "Closing"), Young will resign as President & CEO and a member of the Board of Directors of the Company and will enter into a consulting agreement (the "Consulting Agreement") with the Company having a two-year term and providing for payments of $75,000 per annum, pursuant to which Young will provide the Company with advice and assistance regarding the transition of ownership and shareholder relations. In addition, at the Closing, pursuant to the Reorganization Agreement, Young and the Company will enter into agreements providing that Young will not sell more than 10,000 shares per month for a nine-month period after the Closing and that the Company will not engage in a reverse stock split, other than as contemplated by the Reorganization Agreement, for an eighteen-month period after the Closing.

          Pursuant to the Reorganization Agreement, at the Closing, Young and the Company will enter into an indemnification agreement (the "Indemnification Agreement") pursuant to which Young will agree to indemnify the Company, Cheniere and the Cheniere Stockholders against any cost, expense or other liability that any of them may suffer arising as a result of or in connection with (i) the operation of the business of the Company prior to the Closing, (ii) any untrue statement or omission of material fact made by or with respect to the Company or Young in the Proxy Statement and other proxy materials or the registration statement under the Securities Exchange Act of 1934 (the "Exchange Act") registering the Newco Stock and (iii) any tax liability arising out of or in connection with the consummation of the transactions contemplated by the Divestiture. See "THE REORGANIZATION -- The Reorganization Agreement; -- Background of the Reorganization; -- The Divestiture; and -- Interests of Certain Persons in the Reorganization and Related Transactions."


          The Board of Directors of the Company has determined that the Reorganization is in the best interest of the stockholders and recommends that the stockholders approve the Reorganization and each of the proposals to be considered at the Meeting. In reaching this determination, the Board considered
(i) the Company's chronic losses from its existing line of business and the potential earnings that may be obtained in the oil and gas business and (ii) the benefits that may be obtained from separating two different businesses with different management and operating requirements. The Board weighed these benefits against (i) the possibility that, as a result of the distribution of Newco Stock, stockholders may be deemed to receive taxable income without receiving any cash to pay such taxes, (ii) the loss of the Company's net loss carry forwards to shield future income, (iii) the possible inability to list Newco Stock on the Electronic Bulletin Board and (iv) the potential issuance of additional shares of Common Stock and shares of preferred stock that would further dilute the stockholders' ownership interest in the Company.

          All information in this Proxy Statement relating to Cheniere, Exploration, Zydeco and the Joint Venture has been supplied by Cheniere, and the management of the Company is relying upon the management of Cheniere for such information.

                                     SUMMARY

          The following is a brief summary of certain information contained elsewhere in this Proxy Statement and in Exhibit A (Agreement of Reorganization) and Exhibit B (Form of Amended and Restated Certificate of Incorporation) hereto. Certain capitalized terms used in this Summary are defined elsewhere in this Proxy Statement. All statements in the following Summary are qualified by and are made subject to the more detailed information contained in this Proxy Statement and the Exhibits attached hereto. Stockholders are urged to review this Proxy Statement and the Exhibits carefully and in their entirety.

                         Special Meeting of Stockholders
                         ------- ------- -- ------------



 DATE, TIME AND PLACE          The Special Meeting  will be
                               held on Tuesday,  July 2,

                               1996, at  10:00  a.m.  local
                               time  at  Shutters   On  the
                               Beach, One  Pico  Boulevard,
                               Santa   Monica,   California
                               90405 (Tel.:  310-458-0030).


 RECORD DATE                   Only holders  of  record  of
                               shares of  Common  Stock  at
                               the  close  of  business  on
                               May  15,   1996  will   be
                               entitled to notice of and to
                               vote at the Special Meeting.
                               Holders of record  of shares
                               of  Common   Stock  on   the
                               Record Date are  entitled to
                               one    vote    per    share,
                               exercisable in person  or by
                               proxy.   The   presence   in
                               person  or by  proxy  of the
                               holders of a majority of the
                               outstanding shares of Common
                               Stock entitled  to  vote  is
                               necessary  to  constitute  a
                               quorum   at    the   Special
                               Meeting. See "VOTING  AT THE
                               SPECIAL MEETING."

 PURPOSE OF THE SPECIAL        The purpose  of the  Special
 MEETING                       Meeting is  to consider  and
                               vote upon the Reorganization
                               pursuant to  which  (1)  the
                               Company  will   change   its
                               existing business to the oil
                               and gas exploration business
                               of Cheniere by  the transfer
                               by the Cheniere Stockholders
                               of   the   Cheniere  Shares,
                               comprising   all   of    the
                               capital  stock  of Cheniere,
                               to the  Company in  exchange
                               for New  Shares, and (2) the
                               Company  will  distribute to
                               its stockholders  as of  the
                               Record  Date   all  of   the
                               issued    and    outstanding

                               shares of  Newco Stock.  See
                               "THE    REORGANIZATION    --
                               Background       of      the
                               Reorganization; and  -- "The
                               Divestiture and "PROPOSAL 1.
                               REORGANIZATION     OF    THE
                               COMPANY."

                               Exchange,  stockholders will
                               be  asked  to  consider  and
                               approve the amendment of the
                               certificate of incorporation
                               of the Company to change the
                               authorized capital  stock of
                               the  Company to  a  total of
                               21,000,000 shares, comprised
                               of   20,000,000   shares  of
                               Common Stock,  having a  par
                               value of  $.003  per  share,
                               and   1,000,000   shares  of
                               preferred stock, the rights,
                               powers  and  preferences  of
                               which  may  be  set  by  the
                               Board   of   Directors    by
                               resolution.

                               Upon    approval    by   the
                               stockholders      of     the
                               amendment of the certificate
                               of     incorporation    with
                               respect to  changes  in  the
                               Company's capitalization and
                               the filing  of  the  Amended
                               and Restated Certificate  of
                               Incorporation    with    the
                               Secretary of  State  of  the
                               State  of   Delaware,   each
                               three (3) outstanding shares
                               of    Common    Stock   will
                               automatically  be  converted
                               into one (1) New Share.  See
                               "PROPOSAL  2.  AMENDMENTS TO
                               CERTIFICATE OF INCORPORATION
                               RELATING   TO    CHANGE   IN
                               CAPITALIZATION."
                               In   connection   with   the
                               Exchange,  stockholders will
                               also be  asked to approve an
                               amendment to the certificate
                               of  incorporation  to change
                               the name  of the  Company to
                               "Cheniere   Energy,   Inc.".
                               See  "PROPOSAL  3. AMENDMENT
                               TO   THE    CERTIFICATE   OF
                               INCORPORATION TO CHANGE  THE
                               NAME OF THE COMPANY."

                               In  addition,  in connection
                               with   the   Exchange,   the
                               stockholders will  vote upon
                               the election  of  three  (3)
                               directors    nominated    by
                               Cheniere.  See  "PROPOSAL 6.
                               ELECTION OF DIRECTORS."

                               Under   the   Reorganization
                               Agreement, the  Company  and
                               Cheniere   may   waive   any
                               c o n d i t i o n    a n d ,
                               notwithstanding  the failure
                               to  satisfy  the  condition,
                               agree to close the remaining
                               a s p e c t s    o f   t h e
                               Reorganization.
                               Accordingly, it  is possible
                               that stockholders could vote
                               t o    a p p r o v e   t h e
                               Reorganization  but  against
                               the  Divestiture  in   which
                               case the  Company would  not
                               consummate  the  Divestiture
                               but,  notwithstanding, would
                               elect   to   consummate  the
                               Exchange.    It   should  be
                               noted    that    the    only
                               amendment to the Certificate
                               of  Incorporation  necessary
                               to       consummate      the
                               Reorganization is Proposal 2
                               relating to  changes in  the
                               capitalization     of    the
                               Company.

                               It should also be noted that
                               notwithstanding  approval of
                               the   Divestiture   by   the

                               stockholders, the  Board  of
                               Directors may  determine, at
                               any  time   prior   to   the
                               consummation      of     the
                               Divestiture,   to  terminate
                               the   Divestiture   and  not
                               distribute the  Newco  Stock
                               to the  stockholders of  the
                               Company,    if    in   their
                               judgment,  the  distribution
                               of the Newco Stock would not
                               be in  the best  interest of
                               the    Company    and    the
                               stockholders.  In  the event
                               that  the  Board  determines
                               not   to   consummate    the
                               Divestiture,      it      is
                               anticipated     that     the
                               business of  Newco would  be
                               liquidated      and      the
                               stockholders would no longer
                               have  an   interest   in   a
                               company engaged in the media
                               business.
                               Stockholders will  be  asked
                               to  separately  consider and
                               vote  upon  the Divestiture.
                               See "PROPOSAL 4. DIVESTITURE
                               OF THE EXISTING  BUSINESS OF
                               THE COMPANY."

                               The  stockholders  will also
                               be  asked  to  consider  and
                               vote upon  the amendment  of
                               the      certificate      of
                               incorporation to  limit  the
                               liability  of  the Company's
                               directors and to provide for
                               the indemnification  of  the
                               officers  and  directors  of
                               the Company  to the  fullest
                               extent    permitted    under
                               Delaware law.  See "PROPOSAL
                               5.    AMENDMENT    OF    THE
                               CERTIFICATE OF INCORPORATION
                               TO   LIMIT   LIABILITY   AND
                               PROVIDE INDEMNIFICATION."
 SHARES OUTSTANDING ON THE     1,802,859
 RECORD DATE

 VOTE REQUIRED                 The affirmative vote  of the
                               holders  of   at   least   a
                               majority of  the outstanding
                               shares   of   Common   Stock
                               represented at  the  meeting
                               in  person  or  by proxy  is
                               required   to   approve  the
                               Reorganization,    including
                               the   Divestiture   and  all
                               proposed  amendments  to the
                               c e r t i f i c a t e    o f
                               incorporation.  In addition,
                               directors are  elected by  a
                               plurality of the  votes cast
                               at the Special Meeting.

                               Young owns approximately 57%
                               of the outstanding shares of
                               Common Stock and  has agreed
                               to vote  his shares in favor
                               of  the  Reorganization  and
                               each of the  other proposals
                               to  be  voted  upon  by  the
                               stockholders at the Meeting.

                               THE REORGANIZATION
                               ------------------
 BACKGROUND OF THE               Pursuant to the  Reorganization
 REORGANIZATION                  Agreement, the  Company, Young,
                                 Cheniere   and   the   Cheniere
                                 Stockholders  agreed  to effect
                                 a    reorganization   of    the
                                 Company  whereby   the  Company
                                 would  (1)  distribute  to  the
                                 stockholders of the Company  as
                                 of the  Record Date all  of the
                                 outstanding  Newco  Stock   and
                                 (2)   issue  to   the  Cheniere
                                 Stockholders approximately  93%
                                 of  the  then  outstanding  New
                                 Shares  in   consideration  for
                                 all    of    the    outstanding
                                 Cheniere  Shares,  effecting  a
                                 change   of   control  of   the
                                 Company   and    changing   the
                                 principal   business   of   the
                                 Company  to the  exploration of
                                 oil and  gas.   Because of  the
                                 significant  operating   losses
                                 of  the Company,  management of
                                 the   Company  has   determined
                                 that the Reorganization is  the
                                 best  alternative available  to

                                 the     Company     and     its
                                 stockholders  and  offers   the
                                 best available  opportunity for
                                 increasing  shareholder   value
                                 by  engaging  in a  potentially
                                 profitable            business,
                                 notwithstanding             the
                                 uncertainties of entering  into
                                 a  new line of business that is
                                 in  its initial  start-up stage
                                 and   the   dilution   of   the
                                 stockholders'    interest    to
                                 approximately    7%   in    the
                                 aggregate  after   consummation
                                 of   the   Exchange  with   the
                                 likelihood   that    additional
                                 dilution  will  occur  as   the
                                 result  of   additional  equity
                                 financings.


                                 Cheniere  is  participating  in
                                 the Reorganization in order  to
                                 provide  it  with a  relatively
                                 simple  and  inexpensive  means
                                 by which to give  it a presence
                                 in  the  public  market.    The
                                 Board of Directors of  Cheniere
                                 believes        that        the
                                 Reorganization   will    better
                                 enable  it  to  access  capital
                                 for    the   growth    of   its
                                 business.

                                 See     "REORGANIZATION      --
                                 Background        of        the
                                 Reorganization."

 RECOMMENDATION OF THE BOARD OF  The Board  of Directors of  the
 DIRECTORS                       Company   believes   that   the
                                 Reorganization  is in  the best
                                 interest  of  the  stockholders
                                 of  the Company.   Accordingly,
                                 the  Board  of  Directors   has
                                 unanimously         recommended
                                 approval  by  the  Company  and
                                 the    Stockholders   of    the
                                 Reorganization, including  both
                                 the     Exchange     and    the
                                 Divestiture,    the     related
                                 amendments  to   the  Company's
                                 certificate  of  incorporation,
                                 the  election  of the  nominees
                                 of  Cheniere  as directors  and
                                 the  other proposals  set forth
                                 in  the  Proxy  Statement.  The
                                 current  Board of  Directors of
                                 the  Company consists  of three
                                 persons,  one of  which is  the
                                 principal  stockholder  of  the
                                 Company.          See      "THE
                                 REORGANIZATION               --
                                 Recommendation of the Board  of
                                 Directors."

 CONDITIONS; TERMINATION         The  Reorganization is  subject
                                 to  certain  conditions,  which
                                 may  be waived  by the  Company
                                 and/or  Cheniere,  as the  case
                                 may be, including the  approval
                                 of  the  stockholders  of   the
                                 Company  and certain  financial
                                 statement          requirements
                                 applicable to Cheniere and  the
                                 Company   as  of   the  Closing
                                 Date. In addition, the  Company
                                 and Cheniere may terminate  the
                                 Reorganization Agreement  under
                                 certain               specified
                                 circumstances,  including   the
                                 failure   to  satisfy   certain
                                 conditions.         See    "THE
                                 REORGANIZATION      --      The
                                 Reorganization Agreement."

 INTERESTS OF CERTAIN PERSONS Pursuant to the Reorganization IN THE REORGANIZATION AND IN Agreement and the Consulting
 RELATED TRANSACTIONS            Agreement, at the Closing,  the
                                 Company  and  Young will  enter
                                 into  the  Consulting Agreement
                                 which provides for the  payment
                                 of $75,000  per annum to  Young
                                 for  a  two-year  period  after
                                 Closing.   In addition, at  the
                                 Closing, Young and the  Company
                                 will   enter   into  agreements
                                 pursuant  to  which Young  will
                                 agree  not  to sell  more  than
                                 10,000  new  shares  per  month
                                 for  a nine-month  period after
                                 the   Closing   Date  and   the
                                 Company   will  agree   not  to
                                 engage   in  a   reverse  stock
                                 split,     other    than     as
                                 contemplated       by       the
                                 Reorganization  Agreement   and

                                 as  described  herein,  for  an
                                 eighteen-month   period   after
                                 the  Closing  Date.     At  the
                                 Closing,  Young  will agree  to
                                 indemnify   the   Company,  and
                                 Cheniere    against     certain
                                 liabilities in  connection with
                                 the  Reorganization,  including
                                 liabilities  relating to  taxes
                                 arising in connection with  the
                                 Divestiture.        See    "THE
                                 REORGANIZATION --  Interests of
                                 Certain    Persons    in    the
                                 Reorganization   and    Related
                                 Transactions."

 FEDERAL INCOME TAX
 CONSEQUENCES
 OF THE REORGANIZATION

      - THE EXCHANGE             The Cheniere  Stockholders will
                                 not recognize gain  or loss for
                                 federal  income   tax  purposes
                                 upon    their    exchange    of
                                 Cheniere    Shares    for   New
                                 Shares.  Each such  stockholder
                                 will have  a tax  basis in  his
                                 New  Shares  received  in   the
                                 Exchange equal to  his basis in
                                 his exchanged  Cheniere Shares,
                                 and will have  a holding period
                                 for his New  Shares received in
                                 the    Exchange   which    will
                                 include his holding period  for
                                 his exchanged Cheniere Shares.

                                 The Company will not  recognize
                                 gain  or  loss  in   connection
                                 with  its  receipt of  Cheniere
                                 Shares  in  exchange  for   the
                                 issuance    of    New    Shares
                                 pursuant to the  Exchange.  The
                                 tax  basis  of the  Company  in
                                 the  Cheniere  Shares  that  it
                                 acquires   pursuant    to   the
                                 Exchange  will  equal  the  tax
                                 basis  of  such shares  in  the
                                 hands    of   the    exchanging
                                 Cheniere stockholders, and  the
                                 Company  will  have  a  holding
                                 period  for  such  shares  that
                                 will   include   the    holding
                                 period for  such shares in  the
                                 hands    of     the    Cheniere

                                 Stockholders.
                                 As a result  of the consummation
                                 of the transactions  contemplated
                                 by the Exchange, the Company  will
                                 cease to  have available to  it
                                 for    federal    income    tax
                                 purposes certain net  operating
                                 loss   carry  forwards.
                                 See "INTERESTS  OF CERTAIN  PERSONS
                                 IN   THE   REORGANIZATION   AND
                                 RELATED     TRANSACTIONS     --
                                 Certain   Federal  Income   Tax
                                 Consequences of the Exchange."

      - THE DIVESTITURE          It  is  anticipated  that   the
                                 fair  market  value  of   Newco
                                 Stock    received     in    the
                                 Divestiture  will   be  treated
                                 for    federal    income    tax
                                 purposes    as     a    taxable
                                 distribution       to       the
                                 stockholders  of  the  Company.
                                 The amount and character  of the
                                 income, if any, to be recognized
                                 by  the stockholders  on   such
                                 distribution will  be dependent
                                 in  large  part upon  the  fair
                                 market   value  of   the  Newco
                                 Stock,   which   in   turn   is
                                 expected  to be  dependent upon
                                 the  market  valuation  of  the
                                 shares    as   of    the   date
                                 following the  Divestiture, and
                                 the  earnings  and  profits  of
                                 the  Company,  as   well  as  a
                                 stockholders'   basis  in   his
                                 shares  of Common  Stock.   See
                                 "THE   DIVESTITURE  -   Certain
                                 Federal  Income Tax  Aspects of
                                 the Divestiture."

                                 The  foregoing   discussion  is
                                 for  general  information  only
                                 and   is  intended   to  be   a
                                 summary   of    the   principal
                                 income  tax  considerations  of
                                 the     Exchange     and    the
                                 Divestiture.      It   is   not
                                 intended as an alternative  for
                                 individual tax planning.   Each
                                 stockholder should  consult his
                                 own tax adviser concerning  the
                                 federal,   state,   local,  and
                                 other  tax consequences  to him
                                 of   the   Exchange   and   the
                                 Divestiture.

 THE DIVESTITURE


      - REASONS FOR THE          The Board  of Directors of  the
      DIVESTITURE                Company believes that it  would
                                 be in the best interest  of the
                                 Company  and  its  stockholders
                                 to  separate  those  activities
                                 which    involve     television
                                 production  from  its  oil  and
                                 gas    exploration    business,
                                 because     the      inherently
                                 different   costs,    benefits,
                                 risks  and  rewards  of   these
                                 businesses  involve   different
                                 investment considerations.


      - SHARES TO BE             The Company will distribute
      DISTRIBUTED                all   of   the   Newco    Stock
                                 outstanding on  the Divestiture
                                 Record Date, at a  Distribution
                                 Rate  of one (1) share of Newco
                                 Stock for each  four (4) shares
                                 of Common Stock.

      - DIVESTITURE RECORD DATE  Close of business  on May 15,
                                 1996.
      - NEWCO STOCK LISTING      Application  will  be  made  to
                                 list  the  Newco Stock  on  the
                                 Electronic    Bulletin    Board
                                 under   the   symbol    "MARV."
                                 Newco  Stock  is not  currently
                                 eligible  for inclusion  on the
                                 "Electronic  Bulletin   Board."
                                 No assurance can  be given that
                                 the Newco Stock  will ever meet
                                 the standards for inclusion  on
                                 the Electronic Bulletin Board.


      - NEWCO DIVIDEND POLICY    The   Board  of   Directors  of
                                 Newco   currently   does    not
                                 intend   to   declare   regular
                                 periodic  dividends  on  shares
                                 of Newco Stock.
 APPRAISAL RIGHTS OF             The    stockholders   of    the
 STOCKHOLDERS                    Company   do   not   have   any
                                 appraisal  rights  with respect
                                 to  the   Reorganization  under
                                 Delaware     law.           See
                                 "REORGANIZATION  --   Appraisal
                                 Rights."

                                   The Parties
                                   --- -------

 THE COMPANY                     The   Company   is    currently
                                 engaged   primarily    in   the
                                 production    of    traditional
                                 television   programming   but,
                                 prior to determining to  effect
                                 the     Reorganization,     had
                                 determined   to   change    its
                                 business   to   the   creation,
                                 publishing and  distribution of
                                 health-themed  information  for
                                 the   general  public   through
                                 print and electronic media.

 CHENIERE                        Cheniere is a start-up  company
                                 formed   to   engage   in   the
                                 exploration       for       and
                                 exploitation of oil and gas.


 NEWCO Newco is a newly-formed subsidiary of the Company that has been assigned the assets of the Company, subject to liabilities, relating to its television production business.



                          VOTING AT THE SPECIAL MEETING

REVOCABILITY OF PROXY

          Execution of the enclosed Proxy will not affect a stockholder's right to attend the Special Meeting and vote in person. If your Proxy is properly signed, received by the Company and not revoked by you, the shares to which it pertains will be voted at the Special Meeting in accordance with your
instructions.   If a  stockholder does  not return a  signed Proxy,  his or  her shares cannot be voted by proxy. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or duly executed proxy bearing a latter date or by attending the meeting and voting in person.


PERSON MAKING THE SOLICITATION

          The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Officers and regular employees of the Company may solicit Proxies personally, by telephone or telegram from some stockholders if Proxies are not received promptly, for which no additional compensation will be paid.

VOTING SHARES AND VOTE REQUIRED

          On the Record Date, the Company had 1,802,859 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter presented at the Special Meeting.


          Directors are elected by the affirmative vote of a plurality of the shares present in person or by proxy. In all other matters other than the election of directors, the affirmative vote of a majority of shares present in person or by proxy is required to approve the matter under consideration. Under the law of Delaware, the Company's state of incorporation, "shares present" at a meeting of stockholders and entitled to vote are determinative of the outcome of the matters subject to vote. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the proposed amendment and restatement of the Company's certificate of incorporation, including the amendments with respect to changes relating to the Exchange, and to approve the Divestiture. An abstention from voting on a matter by a stockholder present in person or by proxy and entitled to vote has the same effect as a vote "AGAINST" the proposal. Broker non-votes will not be considered "shares present" based on the Company's understanding of state law requirements and the Company's certificate of incorporation and bylaws and will not affect the outcome of the vote.


          Unless specified otherwise, the Proxy will be voted (i) FOR the Reorganization, (ii) FOR the amendment and restatement of the Company's certificate of incorporation to (a) change the authorized capital stock of the Company by changing the number and par value of the Common Stock and creating a new class of preferred stock, (b) change the name of the Company, and (c) limit the liability of directors and provide for indemnification of the Company's officers and directors to the fullest extent permitted by Delaware law, (iii) FOR the election of the three (3) nominees of Cheniere to serve as directors of the Company until the next Annual Meeting and until their successors are duly elected and qualified, and (iv) FOR the Divestiture. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Special Meeting. Management is not aware of any other matters to be presented for action at the Special Meeting.

          If the Proposals in respect of the Reorganization and the changes in the Company's capitalization are approved, the Company and Cheniere may, but are not required to, proceed to consummate the Exchange, regardless of whether the stockholders approve the other aspects of the Reorganization.

          It should also be noted that notwithstanding approval of the Divestiture by the stockholders, the Board of Directors may determine, at any time prior to the consummation of the Divestiture, to terminate the Divestiture and not distribute the Newco Stock to the stockholders of the Company, if, in their judgment, the distribution of the Newco Stock would not be in the best interests of the Company and the stockholders.

                         INFORMATION CONCERNING CHENIERE


GENERAL

          Cheniere is a start-up company located in Houston, Texas, that plans to operate as an independent oil and gas exploration company. It plans to participate with industry partners utilizing focused geologic concepts and advanced 3-D seismic and computer aided exploration technology, including enhanced structural and stratigraphic imaging and attribute analysis. It is anticipated that Cheniere's initial activities will be in the Louisiana transition zone, an area covering up to 5 miles north and south of the coastline. The principal office of Cheniere is at 2 Allen Center, 1200 Smith Street, 17th Floor, Houston, Texas 77002 and its telephone number is (713) 659-1361.


BACKGROUND

          Cheniere was incorporated in Delaware in February 1996 for the purpose of entering the oil and gas exploration business, initially on the Louisiana Gulf Coast. The principal stockholders of Cheniere are William D. Forster ("Forster") and BSR Investments, Ltd., a British Virgin Island corporation ("BSR"). During the past two years, Forster and BSR have been active in providing financing to micro and small capitalization energy companies, including Fortune Petroleum Corporation ("Fortune"), Zydeco and Harken Energy Corporation. Forster and BSR organized Cheniere to capitalize on what they perceive to be a unique opportunity to combine the use of leading edge seismic exploration techniques and the specific knowledge of the geology of the coastline (sometimes called the "transition zone") area of Louisiana possessed by Cheniere's corporate partner, Zydeco, and apply it to what they consider an unusually large prospective area of under-explored acreage in West Cameron Parish, Louisiana. For additional information about Zydeco, see "Zydeco."

          Forster, President & CEO of Cheniere, was an investment banker with Lehman Brothers from 1975 to 1990 (11 years as a Managing Director), initially in the oil and gas department for 7 years, and then in various other areas. In 1990, he founded his own private investment bank. In 1994, he became active again in the oil and gas business when he began to work together with BSR, a Paris-based private investment company, to provide financing for small energy companies. Together, in the course of their financing activities with Zydeco, Forster and BSR concluded that the opportunities inherent in Zydeco's latest project in West Cameron Parish, Louisiana warranted the formation of a new company and a shift to functioning as principals. Accordingly, Cheniere was formed for this purpose.

THE EXPLORATION AGREEMENT


          On April 4, 1996, Cheniere entered into a joint venture (the "Joint Venture") with Exploration, pursuant to an Exploration Agreement dated April 4, 1996 (the "Exploration Agreement") between Cheniere and Exploration. Under the Exploration Agreement, Cheniere will pay 100% of the "Seismic Costs" (as defined below) up to $13.5 million, and 50% of the excess of any such costs, to earn a 50% working interest participation in the leasing and drilling of all prospects generated by Exploration in the Survey Area (as defined below). "Seismic Costs" are defined in the Exploration Agreement to include, among others, costs of acquiring and processing seismic data, and the costs of obtaining any seismic permits (permission to shoot seismic signals), including the Seismic Permit from Louisiana discussed below.

          Exploration will perform all of the planning, land, geologic and interpretative functions necessary to the project and will design and oversee the acquisition and processing of seismic data, interpret results, acquire leases and generate prospects. Cheniere has the right to review all data and may elect to generate its own prospects. However, based on its assessment of Exploration's management, it is Cheniere's current intention to have Exploration generate the prospects from the Survey data (defined below). Neither party to the Joint Venture is permitted to sell or license the data without the other's approval. Since the term of the Seismic Option is for 2 years (18 months with a 6 month option to extend), it is expected that the data will remain proprietary until Exploration and Cheniere have had ample opportunity to select their prospects.


          Cheniere is obligated to make payments for the Seismic Costs into a joint venture account (the "Joint Venture Account") pursuant to a schedule that provides for the initial installment of $3 million to be paid no later than May 15, 1996, extended by agreement of the parties to the close of business on June 14, 1996. Subsequent payments are due on the last day of each of the months of June 30, 1996 through February 28, 1997. Under the Exploration Agreement, each payment is required to be in the amount of $1 million, except for the two payments at the end of September 1996 and February 1997 which are required to be for $2 million and $1.5 million, respectively. There is a 30-day grace period for each payment after the initial payment. In the event that Cheniere fails to make all of the subsequent payments into the Joint Venture Account, the Exploration Agreement provides for Cheniere's participation to be reduced to a level which varies according to the amount of payments Cheniere has made at the time it discontinues its payments. After paying a total of $8 million into the Joint Venture Account, Cheniere will be entitled to not less than a 25% working interest participation in the leasing and drilling of all prospects generated by Exploration in the Survey Area. See "Financing."


          There can be no assurance that Cheniere will be able to timely obtain financing necessary to make the scheduled payments.

The Zydeco Seismic Survey in West Cameron Parish, Louisiana

          A principal purpose of the Joint Venture is to provide a means by which Cheniere could participate with Exploration in the first 3-D seismic survey ever to be conducted across the most westerly 28 miles of the Louisiana coastline in West Cameron parish. See "Zydeco."

     262 Square Mile Survey Area

          The 3-D seismic survey (the "Survey") will employ state of the art technology over a 5 miles area on both sides of the Louisiana coastline and will cover a combined offshore and onshore area of approximately 262 square miles (the "Survey Area"). The Survey Area lies within an area which historically has been one of the most highly prolific oil and gas provinces in the lower 48 states. However, the "transition zone", defined as the area of a few miles either side of the coastline, has also been one of the most costly and technically difficult areas from which to gather seismic data.

     Offshore Area -- State Waters Exclusive Permit

          On February 14, 1996, the State of Louisiana awarded Exploration the exclusive right (the "Seismic Permit") to shoot and gather seismic data over the 51,000 net acres of Louisiana State waters (running out to a 3 mile limit) in the western half of West Cameron Parish (the "Survey Area"). The term of the Seismic Permit is for 18 months and may be extended for an additional 6 months at Exploration's option. During this term Exploration has the exclusive right to nominate for lease sale any acreage in the covered state waters.

          The Survey Area, which extends 5 miles northward onshore and 5 miles southward offshore, includes an area running southward over two miles of federal waters. Exploration's seismic contractor will apply for U.S. Government permits to shoot and receive seismic signals in the two mile area.

          Exploration's rights regarding leases in the federal waters are not exclusive, and there can be no assurance concerning the receipt, timing and scope of these permits.

     Onshore Area -- Prospective Permits, Lease Options, and Farmouts


          Exploration has commenced discussions for the purpose of obtaining farmouts, seismic permits or lease options, with certain of the large owners of the mineral interests under the onshore portion of the Survey Area ("Onshore Area"). Exploration is also in the process of seeking to obtain seismic or lease options from the other small mineral rights owners within the Onshore Area.

     There can be no assurance that Exploration will be successful in obtaining such farmouts, seismic permits or lease options.

     West Cameron Parish

          The Survey Area has a rich history of oil and gas exploration. In the northeast quadrant of the Survey Area, the Mud Lake and Second Bayou Fields have cumulatively produced more that 1.3 trillion cubic feet ("tcf") of natural gas to date, with more than 250 billion cubic feet ("bcf") having been produced from one bore hole. In the southwestern quadrant of the Survey Area, the West Cameron Block 17 Field in the state waters has cumulatively produced more than 980 bcf to date.

          However, the Survey Area has not been previously covered by any 3-D seismic survey which crosses the coastline. Farther offshore, successful exploration has resulted from the acquisition of 3-D data from seismic surveys. In 1989, a 3-D seismic survey shot by Fairfield Industries along the shallow federal waters in the western part of the Western Cameron area led to 4 new field discoveries which have cumulatively produced in excess of 1/3 of a tcf and more than 3 million barrels of oil equivalent. These volumes do not include the additions discovered from existing field extensions.

          There can be no assurance that the Survey Area will yield comparable discoveries of oil and gas.

     Data Acquisition

          The 3-D Survey designed by Zydeco will employ state of the art technology. Consistent use of the same type of sound source (dynamite) and receivers (hydrophones) laid out in a symmetrical array are expected to yield the highest achievable level of data accuracy with substantially reduced acquisition costs compared to conventional transition zone surveys. The design of the 3-D Survey has been led by Edward R. (Rudy) Prince, Zydeco's Vice Chairman, who was formerly CEO and a founder of Digicon Geophysical Corp., a leading seismic services company. The 3-D Survey will employ technology which has been licensed on an exclusive basis for the Louisiana transition zone from Wavefield Imaging, Inc., an advanced seismic technology company.

     Data Processing and Interpretation

          The 3-D Survey will also employ state-of-the-art seismic processing technology to achieve high-quality results. Data will be transferred daily from the field crew to Exploration's headquarters in Houston, where it will undergo processing approximating real-time. This procedure will allow Exploration to closely monitor 3-D data quality and make adjustments to the acquisition
parameters  if necessary.   The  new technology  also significantly  reduces the
delay time between the Survey itself and ultimate drilling decisions. Exploration will routinely employ another new technology, 3-D prestack migration, designed to obtain superior quality subsurface images in spite of its reduced cost design for field data acquisition. After completing seismic processing, Exploration will also employ state-of-the-art 3-D Computer Aided Exploration (CAEX) interpretation techniques to locate and define low-risk, high potential prospects.

     Schedule for the Joint Venture

          Although the 18 month-term of the Seismic Permit may be extended beyond its August 1997 expiration date for an additional six months until February 1998, Exploration presently plans to adhere to the schedule summarized below:

          Dates                         Events
          -----                         ------

          April - May 1996    Onshore Permitting and Lease Optioning
          July - October 1996 Conduct  Seismic Survey  and Simultaneously  Begin
                              Processing & Interpretation of Data Received
          4th Quarter 1996    Continue Processing and Interpretation
          1st Quarter 1997    Complete Interpretation and Identify Prospects
          2nd Quarter 1997    Nominate  and  Bid   Offshore  Leases,  and  Lease
                              Onshore
          3rd Quarter 1997    Define   Prospects;  Propose   and  Contract   for
                              Drilling
          4th Quarter 1997    Commence Drilling of First Set of Prospects

          There can be no assurance that the schedule can be met. Failure to substantially adhere to the schedule, unless the term of the Seismic Permit is extended, would materially and adversely effect the value of Cheniere's interest in the Joint Venture.

     Other Terms of the Exploration Agreement

          Under the Exploration Agreement, Exploration and Cheniere have agreed that the entire Survey Area (onshore and offshore) is an Area of Mutual Interest ("AMI") for the five years ending May 15, 2001, during which the two companies together may continue to drill, test and develop prospects within the AMI.

     Financing


          Cheniere has privately placed 200 Cheniere Shares at a purchase price of $15,000 (obtaining aggregate gross proceeds of $3 million) with certain accredited investors in an offering exempt from registration under the Securities Act of 1933 (the "Securities Act") pursuant to the safe harbor provided by Regulation D thereunder. The purpose of the offering was to raise the $3 million necessary for the initial funding required under the Exploration Agreement and to obtain the capital that is a condition under the terms of the Reorganization Agreement. Pursuant to the exchange formula provided in the Reorganization Agreement, each of the newly issued Cheniere Shares will convert into 10,000 New Shares of the Company, resulting in an effective purchase price to purchasers in the private placement of $1.50 per New Share, assuming consummation of the Reorganization.

          The Company has made its initial $3 million funding requirement under the Exploration Agreement. The current estimate of the amount of Cheniere's remaining obligations under the Exploration Agreement is approximately $12 million consisting of (i) the remaining $10.5 million required to be paid into the Joint Venture Account in monthly installments until February 28, 1997 and
(ii) an estimated $1.5 million required to satisfy Cheniere's obligation to pay 50% of the Seismic Costs in incurred by the Joint Venture in excess of $13.5 million.

          In addition, additional funding will be necessary to fund the costs of acquiring leases and drilling on exploration and development prospects, both within the MOI area and elsewhere.

          Management of Cheniere anticipates raising additional capital to fund Cheniere's obligations under the Exploration Agreement and for working capital, either through the sale of additional equity and/or debt or by the sale of a portion of its participation interest in the Joint Venture to institutional investors or other companies engaged in the oil and gas industry. In connection with its efforts to raise additional capital, management of Cheniere has begun preliminary discussions with prospective investors and has engaged an investment banking firm, knowledgeable in the oil and gas industry, to assist it in raising the required capital.

          The issuance of additional equity by Cheniere or the Company will further dilute the interest of stockholders in the Company to less than the 7% aggregate interest that they will hold after the Exchange.


          No assurances can be given that Cheniere will be able to obtain timely and sufficient additional capital to fund its obligations under the Exploration Agreement. Failure to obtain timely and sufficient additional capital would have a material and adverse effect on the business and prospects of Cheniere.

Zydeco Energy, Inc.

          Zydeco is a Houston-based, publicly traded (NASDAQ: ZNRG), independent oil and gas exploration and service company, utilizing focused geologic concepts and advanced 3-D seismic and computer-aided exploration technology, including enhanced structural and stratigraphic imaging and attribute analysis. Zydeco's efforts are focused primarily in the Louisiana transition zone and the Timbalier Trench (Louisiana offshore waters).

          The management of Cheniere believes that the caliber and breadth of the professional team assembled at Zydeco is uncommon for an independent operator. In addition to its President, Sam Myers, the team includes Edward R.
(Rudy) Prince, Vice-Chairman, who was a founder and former Chairman and CEO of Digicon, a leading seismic services company; Steven W. Knecht, Executive Vice President, Exploration, who has spent the last 16 years with Zydeco or its predecessor company successfully exploring, with virtually sole focus on, the Louisiana transition zone; and John W. McTigue, Jr., Vice President, Technology, who has been involved with the development of 3-D technology since the early stages, first at Shell

Development Company and later with GeoQuest Systems, Inc. and INEXS, Inc. In addition, after Zydeco began publicly trading in December 1996, W. Kyle Willis joined the company as its CFO. Previously he had served as Chief Financial Officer of Reunion Resources.

                       INFORMATION CONCERNING THE COMPANY

Background

          In 1983, in connection with a reorganization plan under the Bankruptcy Code, the Company, then called All American Burger, Inc. ("AAB"), was incorporated and acquired all of the assets, franchise agreements and leasehold estate of 986 South Vermont Corporation, a California corporation ("South Vermont"). For a time, AAB engaged in franchising "fast-food" restaurants and food outlets in California, Nevada and New York under the "All American Burger", "Wee Donuts" and "Pedro's" trade names. In 1988, AAB discontinued its franchising operations.

          In May 1987, AAB acquired all of the capital stock of Group S Films, Inc., a California corporation ("Group S") engaged in the production and distribution of theatrical motion pictures and other programming material, in exchange for the issuance to the shareholders of Group S shares of the Company's Common Stock. As a consequence of such transaction, the former shareholders of Group S became the beneficial owners of in excess of fifty percent of the Common Stock of the Company. AAB and Group S ceased all significant business activities in the latter part of 1989.

          In June 1993, the Company entered into an Agreement and Plan of Reorganization pursuant to which the Company acquired all of the capital stock of BEXY Communications, Inc., a California corporation ("BEXY"), in exchange for the issuance to the sole shareholder of BEXY and its designees of 1,116,666 shares of Common Stock. As a consequence of such transaction, the sole shareholder of BEXY became the beneficial owner of in excess of fifty percent of the Common Stock of the Company, and BEXY became a wholly-owned subsidiary of the Company. The Company is in the process of dissolving this inactive subsidiary.

Current Activities

          The current core business of the Company is the production of traditional television programming. In 1993, the Company's management determined to enter the business of creating, publishing and distributing health-themed information for the general public through print and electronic media. However, to date, no significant revenues have been generated by this business.

     Television Programming

          The television programming currently being marketed by the Company include:

          (1) "FEELIN' GREAT," a weekly half hour television series hosted by former "Dynasty" star John James. This twenty-six episode magazine style series helps viewers make personal lifestyle choices with timely up-to-date information.

          (2) "HEARTSTOPPERS -- HORROR AT THE MOVIES," a two hour made-for-television tribute to the horror film genre hosted by George Hamilton. "Heartstoppers" was produced in 1993 and showcases the best horror films from Hollywood and around the world, from the early days of motion pictures to the special effects of today's graphic and thrilling horror motion pictures. "Heartstoppers" is currently being distributed in the United States by MG Perin, Inc. and internationally by International Entertainment Incorporated ("IEI"). It is a seasonal program aimed at the October/Halloween season, and marketing efforts for "Heartstoppers" focus primarily on Japan, Australia, parts of Europe and Latin America. "Heartstoppers" aired in the United States and several foreign countries in October 1993, and was recently licensed to the Sci-Fi cable network.

          (3) "IT'S A WONDERFUL LIFE -- A PERSONAL REMEMBRANCE," a tribute by Frank Capra Jr. to his father. Mr. Capra's tribute is in color and is approximately 15 minutes in length. The black-and-white version of "It's A Wonderful Life" follows the tribute. In 1992 the program was licensed for a period of ten years to The Walt Disney Company's Disney Channel. The program is now being distributed throughout the world by IEI. IEI has licensed the program in approximately 17 countries, including Mexico, Spain, Sweden, England, Germany and Greece. Again, the film and tribute are also seasonal programming and are marketed accordingly. The Company recently licensed the home video rights for "It's A Wonderful Life -- A Personal Remembrance" to Republic Pictures.

          (4) "CHRISTMAS AT THE MOVIES," a one hour special/tribute to class Christmas films, co-owned and co-produced by the Company in 1990, hosted by Gene Kelly. All American Communications, Inc. ("AAC") is the co-producer and distributor for this program. This special incorporates clips from such classic Christmas motion pictures such as "It's A Wonderful Life," "Santa Claus, The
Movie," "When Harry Met Sally," "The Bells of Saint Mary's," "Meet John Doe," and "A Christmas Carol," to name but a few. As with Heartstoppers and It's A Wonderful Life, this special is focused upon a particular season of the year and is marketed accordingly. In addition to distributing the special in the United States, AAC has also licensed the special in 18 foreign countries, including Canada, the United Kingdom, New Zealand and the Philippines, as well as parts of Europe and South East Asia.

          (5) "VICTIMS," a half hour television pilot for a first run strip series. The pilot show re-creates survivors' personal accounts of tragic, catastrophic and unexpected events that emotionally or physically altered their lives. Such events include being the victim or target of the "system," a criminal "scam," a natural disaster, a crime or some other life changing event. The Company co-financed the pilot with First Media Entertainment, Inc. ("FME"). As a result of its investment in the pilot, the Company acquired a one-half interest in the program, and the distribution rights to "Victims." The Company has been unsuccessful in its efforts to license the program.

          Although the Company continues to market its film library, management does not anticipate generating significant revenues as a result of this activity.

          Recent Business Developments

          In August 1994, the Company and Hammond Productions ("Hammond") entered into an agreement for the purchase by the Company from Hammond of all rights and title to "Feelin' Great." Under the terms of the agreement, the Company acquired the twenty-six half-hour episodes produced in 1994. The "Feelin' Great" television series was licensed to cable television in Canada and started airing in January 1995 on the Life Network, a new Canadian cable network.

          In August 1995, the Company and Hammond amended the agreement to reassign the series to Hammond in consideration for the cancellation of amounts owed to Hammond by the Company for the purchase of the series. Under the terms of the amendment, the Company will continue to have the non-exclusive right to distribute the series throughout the world.

          During 1995, the Company reduced the carrying value of its program library by $235,500 in order to reflect a lower of cost or market valuation on certain program inventory. In addition, the Company wrote off its $10,000 investment in the "Victims" television series.

          The Company's current activity in the domestic and international television market place is the continued exploitation of its non-health related programming and the marketing, on a non-exclusive basis, of the 26-episode television series entitled "Feelin' Great," now owned by Hammond.



The Health Information Market

          The health media marketplace is divided into three main segments:

          (1) "Wellness," which relates to everyone who is and seeks to remain in good health;

          (2) "Acute care," which includes people with a short-term illness possibly requiring a short hospital stay; and

          (3) "Chronically ill," which are people suffering from a disease from which there is no recovery.

          The largest part of the health information market is the "wellness" market. The Company plans to initially develop and market products to this segment of the market. In the future, as the Company gains recognition in the health information market, it plans to expand its efforts to include the marketing of products to other market segments.

Competition

          In the development and marketing of its diversified health media services the Company expects to compete with larger and better financed companies seeking to enter an emerging industry. Companies such as Krames Publishing, Hope Publishing, Crisp Publications and Great Performance, produce, publish and distribute health-themed videos, newsletters, magazines, books, CD-ROMs and other related products. Universities and hospitals, such as the Harvard Medical School, Cornell University, the Mayo Clinic and John Hopkins Hospital, have also established themselves as providers of health-themed information to the general public. The Company anticipates being able to compete in the health information market by delivering products that are entertaining as well as informative and by marketing these products to the general public in an innovative manner.

          Competition in the financing, development, production and distribution of television programming is highly intense. The Company's programming competes with other first-run programming, network re-runs and programs produced by local television stations. In addition, the Company competes for the creative services of producers, technical personnel, writers and performing artists. In both areas of competition, the Company competes with companies that have been acquiring, developing, producing and distributing programs for many years, many of which have greater financial resources than those of the Company. These competitors include large television and film studios such as Paramount, MCA, and 20th Century Fox, as well as other television distribution companies such as Republic Pictures and King World Entertainment.

          The Company's success is highly dependent on various unpredictable factors such as the viewing preferences of television audiences. The Company's programming competes not only with other television programming, including satellite and cable programming, but also with movie theaters, pre-recorded videocassette rentals, live performances and other forms of entertainment and leisure time activities.


                             MARKET FOR COMMON STOCK

          From 1989 through December 1993, there was no public trading market for the Company's Common Stock. In December 1993, the Company's Common Stock began trading on the Electronic Bulletin Board "Electronic Bulletin Board" of the National Association of Securities Dealers, Inc. ("NASD"). The following table sets forth the high and low bid prices reported on the Electronic Bulletin Board. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

                           HIGH             LOW
                           ----             ---

 Fiscal year ended August
 31, 1994:

 First Quarter             N/A              N/A

 Second Quarter            $13.50           $2.625

 Third Quarter              18.00            4.50

 Fourth Quarter              6.00            3.00

                           HIGH             LOW
                           ----             ---

 Fiscal year ended August
 31, 1995:

 First Quarter             $ 4.00           $ 2.00
 Second Quarter              4.50             3.00

 Third Quarter               5.00             4.00
 Fourth Quarter              6.25             4.50


                           HIGH             LOW
                           ----             ---

 Fiscal Quarter ended
 November 30, 1995:        $7.00            $6.00
 Fiscal Quarter ended
 February 29, 1996:        $6.00            $4.00

 March 1 to April 19,      $4.00            $1.50
 1996:


          On April 19, 1996 the bid price for a share of Common Stock was $1.50.

          The prices for the second and third quarters of fiscal 1994 are stated

as if a 1 for 6 reverse stock split which took place in the fourth quarter of 1994 had taken place during the first quarter of such year.


          As of  April 30,  1996 there  were 936  record holders  of the  Common
Stock.

          The Company has never paid any cash dividends on the Common Stock.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

          The following discussion of the financial condition and results of operations of the Company should be read in conjunction with the financial statements of the Company, including the notes thereto, which appear at pages F-3 to F-15 of this Proxy Statement.

Results of Operations


Six Months ended February 29, 1996 Compared to the Six Months Ended February 29, 1995.


          License revenues  from the Company's  film library for the  six months ended February 29, 1996 decreased $13,920 or 25%, from $56,178 in the corresponding period ended February 28, 1995. This is due to a significant decrease in first quarter revenues from recurring customers and management's focus on other revenue-producing opportunities for the Company.

          The  costs of  programs and  distribution fees  during the  six months ended February 29, 1996 decreased $59,417 or 70%, from $84,662 in the corresponding period ended February 28, 1995. This was due to the significant amortization costs incurred in 1995. At August 31, 1995, the Company accelerated the amortization ($122,630) of its film library to reflect its estimated reduced value.

          Expenses during the six months ended February 29, 1996 increased $104,162, or 165%, from $63,210 in the corresponding period ended February 28, 1995. This was due to consulting fees paid to the Company's President to supervise operations, raise equity capital and pursue other business opportunities for the Company. The Company is paying $3,500 per month in consulting fees to its President. In addition, the Company incurred significant expenses in funding the start-up costs of IQL, a company owned by the Company's President and majority shareholder. In exchange for funding the start-up costs, the Company was granted an option to purchase IQL for $50,000.

Fiscal 1995 Compared to 1994

          Revenues from the distribution of the Company's film library showed a slight decrease of $4,574 from $130,228 in 1994 to $125,654 in 1995. Based on the continued lower than forecasted revenues of its film library, the Company re-evaluated the future market value of its program library in the fourth quarter and recorded a write-down to reflect its value at the lower of cost or market. The adjustment totaled $235,500 and was recorded in "Amortization of Film Costs" in the statements of operations.

          Expenses increased $33,933  from $169,182 in 1994 to  $203,156 in 1995 as a result of increased consulting fees incurred in connection with the Company's entry into the healthcare film industry and funding of certain start-up costs of a Company owned by the Company's majority shareholder.

          The net loss of $394,633 for  the year ended August 31, 1995  includes
non-cash   expenses  of  amortization   of  program  inventories   of  $249,044.
Distribution and advertising costs related to programs amounted to $63,087.

          As of February 29, 1996, the Company had cash of $101,446 and shareholders' equity of $131,588.

          In their report on the Company's financial statements for the fiscal year ended August 31, 1995, the Company's independent auditors stated that the Company's recurring losses from operation raised substantial doubt about the Company's ability to continue as a going concern. Management of the Company believes forecasted revenues and additional equity and debt financing will be adequate to finance the Company's cash flow requirements during the balance of fiscal 1996. Management has also formulated additional plans to address the cash flow requirements of the Company, including the sale or merger of the Company and obtaining additional financing sources.



Fiscal 1994 Compared to 1993

          In 1993, the Company determined to change its core business from the production of traditional television programming to the production, distribution and publishing of health-themed information for the general public, through print and electronic media.

          In fiscal 1993, the Company's revenues were $317,946. In fiscal 1994 the Company's revenues were $130,228, a decrease of $187,718. The primary reason for the decrease in revenues was that the Company did not produce and market any new programming during fiscal 1994. The revenues generated during fiscal 1994 were a result of the continued licensing of the Company's existing film library. No revenues were generated by its health-themed information business.


          The film amortization expense reported during the 1994 period relates to the Company's film library. The amortization of the film library is calculated based upon the estimated revenues to be received on the film library. Distribution costs remained relatively comparable at 40% of revenues in 1994 versus 42% in 1993.

          Total  expenses decreased  $96,691, or  36% from  $265,873 in  1993 to
$169,182 in 1994.   The primary reason for the decrease relates  to a reserve on advances to former employees recognized in 1993.

          The Company completed production of "Heartstoppers -- Horror at the Movies" during the year ended August 31, 1993.

          License revenues earned during fiscal 1994 from its film library amounted to $130,228.

          The net loss of $213,620 for the year ended August 31, 1994 includes non-cash expenses of $122,630 from the amortization of program inventories. Distribution and advertising costs related to programs amounted to $52,036.

          The foregoing results of operations reflect the results obtained by the television production business. Since it is currently contemplated that the Company will divest itself of this business and enter the oil and gas exploration and exploitation business, historical results will not be indicative of or comparable to results that will be achieved by the Company in the future if the Reorganization is approved.


Liquidity and Capital Resources

          At August 31, 1995, the Company had working capital of $128,772. Development costs and operating expenses were financed through borrowings from the Company's majority stockholder and the sale of Common Stock totalling $235,966 in net proceeds. Cash flows from operations for the year ended August 31, 1995 were negative in the amount of $94,250, primarily because of lower than anticipated license revenues from the Company's film library, cost incurred in connection with the Company's entry into the healthcare film business and certain other start-up costs.

          During 1995, the Company borrowed approximately $35,000 from its majority stockholder to fund current operations. In addition, the Company repaid approximately $155,000 in borrowings from its majority stockholder. During September 1995, the Company sold through a private placement 85,000 shares of Common Stock for total gross proceeds of $93,500.


          At February 29, 1996, the Company's working capital decreased to $70,287. The Company's cash and accounts receivable are insufficient to insure the Company's continued existence as a going concern. During the period ending February 29, 1996, the Company had a negative cash flow from operating activities of $148,823. Management expects to meet its current cash requirements through license revenues, borrowings from a related party as necessary and the sale of equity.

          In the event that the Reorganization is not consummated and the Company has additional cash requirements, there can be no assurances that the related party will advance funds in order to meet the Company's requirements, or that the Company will be successful in selling further equity.

Plan of Operation

          Cheniere is a start-up company and has had no operations to date other than in connection with the negotiation and execution of the Exploration Agreement with Exploration and the negotiation and execution of the Reorganization Agreement, including related financing. Following the consummation of the Exchange and the Divestiture, the only business of the Company will be the business of Cheniere.

          Cheniere plans to operate as an independent oil and gas exploration company acting in partnership with industry participants. Cheniere intends to form alliances to utilize focused geologic concepts and advanced 3-D seismic and computer aided exploration technology, including enhanced structural and stratigraphic imaging and attribute analysis. As its initial project Cheniere has entered into a Joint Venture with Exploration to generate, develop and exploit oil and gas exploration prospects in the coastal Louisiana area.

          For   a  discussion  of   the  Joint  Venture,   including  Cheniere's
anticipated cash requirements, see "INFORMATION CONCERNING CHENIERE."


Property
          In August 1995, the Company leased office space from an unaffiliated third-party under a one year lease, for $1,150 per month, located at 16661 Ventura Boulevard, Suite 214, Encino, CA 91436. Following the consummation of the Reorganization, the Company will relocate its offices to Cheniere's offices in Houston, Texas.


Executive Compensation

          The Company has paid no salaries or bonuses to its officers or directors during the fiscal years ended August 31, 1995, 1994 and 1993. Young, President & CEO and Chief Financial Officer of the Company, assumed his offices on June 30, 1993.

          No options were issued to the CEO of the Company during 1995.

     Stock Option Plan

          In November 1993, the Company adopted a stock option plan that covers certain key employees, consultants and directors as determined by the Board of Directors. The aggregate number of shares of Common Stock that may be issued pursuant to options granted under the Plan may not exceed 416,666.

          In November 1993, the Board of Directors granted nonqualified options to the Company's President and principal stockholder for the purchase of 58,333 shares of Common Stock. All of the options are currently exercisable and expire on November 11, 2003. These options are all currently exercisable at an exercise price of $0.60 per share and expire on November 11, 2003. The value of the options to purchase 58,333 shares of Common Stock held by Young at April 19, 1996, based on the bid price of $1.50 per share on such date, was $52,500.

          Under the terms of the Plan, the number, exercise price and other terms of options issued under the Plan may be adjusted in certain circumstances. The Company, Cheniere and Young have agreed that following the consummation of the transactions contemplated by the Reorganization, the options held by Young shall be converted into options to purchase 19,444.33 New Shares at an exercise price of $1.80 per New Share.

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth certain information concerning the beneficial ownership of the Company's outstanding Common Stock as of April 30, 1996, by each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, by each of the Company's directors and by all directors and officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock except to the extent that authority is shared by spouses under applicable law.

                                          Percentage of
Name and Address         Number of Shares              Class
- ---- --- -------         ------ -- ------           --------

Buddy Young(1) and
Rebecca Young as Trustees
of the Young Family Trust
16830 Ventura Blvd.,

Suite 206, Encino,
California 91436                1,091,333(2)(3)       58.6%(4)

Steve Katten(5)                    7,500               *
Hathaway Productions
535 Fifth Avenue
New York, NY  10017

David Leedy(6)                     4,167               *
7 White Oak
Scroggins, Texas  75480

All Officers and Directors
as a Group (3 persons)          1,103,000             59.3%

____________________
*Less than 1%


(1)  Young is the President and CEO and a director of the Company.

(2) An aggregate of 83,333 additional shares are held by the son and daughter of Young and their spouses for themselves and as custodians for their children. Young disclaims any beneficial ownership in such shares.

(3) Includes 58,333 shares that such stockholder has the right to acquire upon exercise of stock options.

(4)  Based on 1,802,859 shares of Common Stock outstanding as of April 30, 1996.

(5)  Katten is a director of the Company.

(6)  Leedy is the Secretary and a director of the Company.




Board Meetings

          The Board of Directors held 5 meetings in 1995. All directors attended 75% or more of all Board of Directors' meetings.

Director's Compensation



          The Board of  Directors of the  Company is  comprised of Young,  David
Leedy and  Steven Katten.   Board  members do  not receive  any compensation for
serving as directors.


Certain Relationships and Related Transactions

          From inception in 1993 through April 19, 1996, Young, an officer, director and principal stockholder of the Company, advanced funds in incremental amounts as needed to the Company for operating expenses and film productions totaling $566,301 (before repayments), represented by promissory note(s) of the Company. The advanced funds accrue interest on outstanding amounts at a rate of 8% per annum. A portion of the funds raised through equity financing have been used to reduce the debt owed by the Company to Young. As of February 29, 1996, the Company owed Young $37,208 in accrued and unpaid interest. The liability has been assumed by Newco and will be paid by Newco from available funds.

          As of August 31, 1995 the Company had expended $9,000 to help develop the business of International Quote Link ("IQL"), a corporation that provides investor relations services to publicly held companies utilizing the worldwide Internet, and owned and controlled by Young, in return for an option to purchase IQL for $50,000 that expires on August 31, 1996. The Company does not intend to execute this option and does not intend to have any further relationship with IQL.

Executive Officers

          The following table sets forth names, ages and offices of the Company's executive officers.


 Name                    Age                    Offices
 ----                    ---                    -------
 Buddy Young             60                     President & CEO; Chief
                                                Financial Officer

 David Leedy             55                     Secretary




          Young  established BEXY in January  1992.  From  June 1983 to December
1991 Young was President and Chief Executive Officer of CST Entertainment Imaging, Inc., which is involved in colorizing black and white motion pictures. Young has been involved in the entertainment industry for more than 25 years.


          Mr. Leedy, prior to his retirement in 1995, was Chief Financial Officer of ReelEfx, a special effects company, and prior thereto he was Controller of Games Animations, Inc., a wholly-owned subsidiary of Viacom
International, Inc.   He  has  been  chief financial officer or controller of
other companies in the entertainment industry for more than 20 years.


                               THE REORGANIZATION


Background of the Reorganization

          Because of the significant operating losses experienced by the Company, management of the Company has been exploring various alternatives, including merging with another company and obtaining additional financing from third parties. In March 1996, the Company and Young entered into discussions with the principals of Cheniere concerning a possible transaction whereby the Cheniere Stockholders would acquire control of the Company in consideration for the outstanding stock of Cheniere.

          As part of these discussions, the parties discussed either liquidating the existing business of the Company or distributing it to the stockholders of the Company.

          Following a series of negotiating sessions, the parties entered into a non-binding letter of intent dated as of April 1, 1996 which contemplated the merger of Cheniere with and into the Company, a reverse split of the Common Stock and the distribution to the stockholders of the Company of the existing business of the Company. Thereafter, the Company and Cheniere entered into negotiations regarding the definitive terms of the transaction.

          Under these terms, as described in greater detail elsewhere in this Proxy Statement, it is contemplated that the Cheniere Stockholders will exchange their Cheniere Shares for New Shares and Cheniere will become a wholly-owned subsidiary of the Company. In addition, it is contemplated that the Newco Stock will be distributed to the stockholders of the Company as at the Record Date. The Company previously has transferred its existing business to Newco.

          At a telephonic meeting of the Board of Directors of the Company held on April 16, 1996, the Board of Directors unanimously approved the Reorganization, on the terms and subject to the conditions contained in the Reorganization Agreement.

          It should be noted that, notwithstanding the approval of Proposal 4 by the stockholders of the Company, the Board of Directors may determine, in light of the circumstances then existing, that it would not be in the best interests of the Company and the stockholders to consummate the Divestiture. In such event the Divestiture would not occur.

Recommendation of the Board of Directors

          By unanimous vote of the Board of Directors at its telephonic meeting on April 16, 1996, the Board determined that the Reorganization, including, without limitation, the Exchange and the Divestiture, is fair to, and is in the best interests of, the Company and its stockholders. The Board of Directors is comprised of three members, one of whom is Young, the principal stockholder of the Company.

          The terms of the Reorganization Agreement are the result of arm's-length negotiations among Young and the other members of the Board of Directors and Cheniere. In reaching its decision to enter into the Reorganization Agreement and recommend that the stockholders of the Company approve the Reorganization, the Board of Directors of the Company considered a number of factors, including, without limitation, the following: the Board's familiarity with the Company's business, operations and prospects; the fact that the
Company's other alternatives would provide no long term solution to the Company's chronic losses from operations; the fact that the transaction would not require the Company's stockholders to give up their investment in a company engaged in the Company's existing business since in the Divestiture they would receive without the payment of additional cash consideration the stock of a company engaged in the existing business of the Company; the fact that all stockholders will share equally, in proportion to their respective holdings of Common Stock, in the benefits of the Reorganization; and the favorable prospects of the business proposed to be conducted by the Company through Cheniere following the Closing. In addition, the Board of Directors considered the possible adverse consequences of the Reorganization to the Company and its stockholders, including, without limitation, the uncertainties of entering into a new line of business that is in its initial start-up stage and the dilution of the interest of the stockholders in the Company to approximately 7% in aggregate after the consummation of the Exchange with the likelihood that additional dilution will occur as the result of additional equity financings.

          The Board of Directors does not attach any relative weight to any of the foregoing factors.

                 THE COMPANY'S BOARD OF DIRECTORS BELIEVES THAT
                  THE TERMS OF THE REORGANIZATION ARE FAIR TO,
                 AND ARE IN THE BEST INTERESTS OF, THE COMPANY
                AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF
                      DIRECTORS UNANIMOUSLY RECOMMENDS THE
                        APPROVAL OF THE REORGANIZATION BY
                          THE COMPANY'S STOCKHOLDERS.

Cheniere's Purpose and Reasons For Participating in the Reorganization

          The objective of Cheniere in discussing a transaction with the Company was to provide a relatively simple and inexpensive means for giving Cheniere a presence in the public market. The management of Cheniere believe that such a presence will aid it in accessing capital to fund the growth of Cheniere's business.

The Reorganization Agreement

          General

          The terms of the reorganization are contained in the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement.
                                            -------  -
The description in this Proxy Statement of the terms of the Reorganization is qualified in its entirety by reference to the Reorganization Agreement.

          Under the terms of the Reorganization Agreement, and subject to the approval of the stockholders of the Company, (1) the Company will distribute all of the outstanding shares of Newco Stock to the stockholders of record of the Company on the Record Date and (2) the Cheniere Stockholders will transfer to the Company all of the Cheniere Shares in exchange for shares of Common Stock equal to approximately 93% of the issued and outstanding shares of Common Stock. As the result of the Exchange, the former Cheniere Stockholders will control the Company, Cheniere will become the wholly-owned subsidiary of the Company, and the business of the Company will change to the exploration for and exploitation of oil and gas.


          As a result of the Divestiture, Newco will no longer be a subsidiary of the Company. It will exist as an independent operating entity owned by and in approximately the same proportion as the Company prior to the Closing, having the same assets, liabilities, and business as the Company, immediately prior to the Closing. See "THE DIVESTITURE."



          The obligations of the Company, Young, Cheniere and the Cheniere Stockholders to effect the Reorganization are subject to the satisfaction of the conditions described below. See "Certain Terms of the Reorganization -- Conditions."

          The Company is not aware of any regulatory requirements that must be complied with or any regulatory approval that must be obtained in order to consummate the Reorganization, other than the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

          It should be noted that (i) if the stockholders of the Company fail to adopt Proposal 4 relating to the divestiture of Newco, the Board may, but is not obligated to, determine to consummate the Exchange and the other transactions contemplated by the Reorganization Agreement, and (ii) adoption of Proposals 1 and 2 by the stockholders is necessary to consummate the Exchange.

          In addition, it should be noted that, notwithstanding the approval of Proposal 4 by the stockholders of the Company, the Board of Directors may determine, in light of the circumstances then existing, that it would not be in the best interests of the Company and the stockholders to consummate the Divestiture. In such event the Divestiture would not occur.


Distribution of Newco Stock; Exchange of Shares

           The distribution of the Newco Stock to the stockholders of the Company at the Record Date will occur at the Closing which immediately follows the Special Meeting, if the stockholders approve the Reorganization and the Divestiture and all of the other conditions to the Reorganization are satisfied or waived in accordance with the Reorganization Agreement.

          For a discussion of the procedures to be followed in connection with the Divestiture, see "DIVESTITURE."

          The transfer of the Cheniere Shares in exchange for the issuance of New Shares will occur at the Closing which immediately follows the Special Meeting, if the stockholders approve the Reorganization and the proposal relating to changes in the capitalization of the Company, and all of the other conditions to the Reorganization are satisfied or waived in accordance with the Reorganization Agreement.

Certain Terms of the Reorganization

     Conditions

          The obligations of the Company and Cheniere to consummate the Reorganization are subject to the satisfaction or waiver of the general condition that the stockholders of the Company approve the Reorganization at the Special Meeting, including the Exchange and the Divestiture, and all other transactions contemplated by the Reorganization Agreement, and the satisfaction of all requirements prescribed by law necessary to the consummation of the Reorganization.

          The obligations of the Company to consummate the Reorganization are also subject to the satisfaction or waiver of the following additional conditions: (i) the approval by the Securities and Exchange Commission (the "SEC") of the Proxy Statement and the other proxy materials; (ii) the continued truth as of Closing of the representations and warranties of Cheniere and the Cheniere Stockholders made in the Reorganization Agreement and the compliance by Cheniere with all of its agreements made under the Reorganization Agreement; (iii) confirmation that no legal, administrative, arbitral, investigatory or other proceeding is pending before any court which seeks to challenge or prevent the Exchange or any transaction contemplated by the Reorganization Agreement; (iv) the receipt by the Company of all state securities or "blue sky" law permits or other authorizations necessary to issue the New Shares in the Exchange in the manner contemplated by the Reorganization Agreement; (v) the delivery by Cheniere to the Company of the written agreement of any additional Cheniere Stockholders to sell all of their Cheniere Shares to the Company on the terms and conditions set forth in the Reorganization Agreement; (vi) the confirmation by Cheniere that it has not less than $3 million in total capital, including not less than $2 million in equity capital on the Closing Date; and (vii) delivery to the Company of the legal opinion of counsel to Cheniere.

          The obligations of the Cheniere to consummate the Reorganization are also subject to the satisfaction or waiver of the following additional conditions: (i) the approval by the SEC of the Proxy Statement and the other proxy materials; (ii) the continued truth as of Closing of the representations and warranties of the Company and Young made in the Reorganization Agreement and the compliance by the Company with all of its agreements made under the
Reorganization Agreement; (iii) confirmation that no legal, administrative, arbitral, investigatory or other proceeding is pending before any court which seeks to challenge or prevent the Exchange or any transaction contemplated by the Reorganization Agreement; (iv) the receipt by Company of all state securities or "blue sky" law permits or other authorizations necessary to issue the New Shares in the Exchange in the manner contemplated by the Reorganization Agreement; (v) amendment of the certificate of incorporation of the Company, substantially in the form set forth in the Amended and Restated Certificate of Incorporation attached to this Proxy Statement as Exhibit B; (vi) the
                                                          -------  -
confirmation by the Company that, as of the Closing, the Company shall have a positive net worth, not more than $100,000 in liabilities and a positive working capital; and (vii) delivery to Cheniere of the legal opinion of counsel to Company and Young.


          It should be noted that (i) if the stockholders of the Company fail to adopt Proposal 4 relating to the divestiture of Newco, the Board may, but is not obligated to, determine to consummate the Exchange and the other transactions contemplated by the Reorganization Agreement, and (ii) adoption of Proposals 1 and 2 by the stockholders is necessary to consummate the Exchange.


     Representations and Warranties

           In the Reorganization Agreement, the Company has made certain representations and warranties to Cheniere and the Cheniere Stockholders with respect to, among other things, the Company's organization, capitalization and authorization to enter into the Reorganization and with respect to the New Shares and Young has made certain representations and warranties with respect to authorization and validity of the Reorganization Agreement. In the Reorganization Agreement, Cheniere has made certain representations and warranties to the Company with respect to, among other things, their organization and authority to enter into the Reorganization Agreement, and the Cheniere Stockholders have made certain representations and warranties to the Company with respect to, among other things, the Cheniere Shares.

     Expenses

          The Reorganization Agreement provides that fees and out-of-pocket expenses in connection with the Reorganization Agreement and the transactions contemplated thereby will be paid as follows: (i) fees and disbursements of counsel, consultants and accountants shall be paid by the party employing such person; (ii) except as otherwise provided, expenses in connection with obtaining approval of the transactions contemplated by the Reorganization Agreement by the Company's stockholders, including proxy solicitation costs, shall be paid by the Company; (iii) expenses in connection with any necessary qualifications of the New Shares under state securities or blue sky laws shall be paid by the Company;
(iv) expenses in connection with the printing of the Proxy Statement and the other proxy materials and any SEC filing fees and expenses shall be divided between Cheniere and the Company; and (v) all other fees and out-of-pocket expenses incurred in connection with the transactions contemplated by the Reorganization Agreement shall be paid by the party incurring such expense. See also "THE DIVESTITURE -- Divestiture Costs."

     Termination and Amendment

          The Reorganization Agreement may be terminated at any time prior to Closing (i) by the mutual consent of the parties; (ii) by the Company or Cheniere, if there has been a material misrepresentation or breach of any warranty on the part of the other party and there is no reasonable possibility of cure of such breach prior to the Closing Date; (iii) by the Company or Cheniere, if Cheniere shall not have obtained at least $3 million in total capital, including at least $2 million in equity capital, within a reasonable time after the date of the Reorganization Agreement; or (iv) by the Company or Cheniere, if the stockholders of the Company shall not have approved the Exchange and the other transactions contemplated by the Reorganization Agreement within a reasonable time after the date of the Reorganization Agreement.

Securities Act Status of New Shares Received by Cheniere Stockholders

          The offer and sale by the Company of New Shares to the Cheniere Stockholders in connection with the Exchange will be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act. The New Shares received by the Cheniere Stockholders will be "restricted securities" as defined in Rule 144 under the Securities Act and cannot be resold without registration under the Securities Act or an exemption therefrom. It is anticipated that promptly after Closing, the Company will prepare and file with the SEC a registration statement registering the New Shares issued to the Cheniere Stockholders for resale under the Securities Act.

          In addition, it is anticipated that after Closing the Company will apply to the NASD to list the New Shares for quotation on the Nasdaq SmallCap Market system.

                       INTERESTS OF CERTAIN PERSONS IN THE
                     REORGANIZATION AND RELATED TRANSACTIONS


SIGNIFICANT STOCK OWNERSHIP

          Young, the President & CEO and principal stockholder of the Company (approximately 57%), will become the owner of approximately 4% of the New Shares following the consummation of the Reorganization and will own approximately 57% of the shares of Newco Stock.


CONSULTING AGREEMENT; OTHER AGREEMENTS

          Pursuant to the Reorganization Agreement, at the Closing, Young and the Company will enter into a Consulting Agreement providing for the payment to

Young of $75,000 per annum for a two-year period, pursuant to which Young will provide the Company with advice and assistance regarding the transition of ownership and shareholder relations. In addition, at the Closing, Young and the Company will enter into agreements pursuant to which Young will agree not to sell more than 10,000 New Shares per month for a nine-month period after the Closing Date and the Company will agree not to engage in a reverse stock split, other than as contemplated by the Reorganization Agreement and described herein, for an eighteen-month period after the Closing Date. At the Closing, Young will also agree to indemnify the Company, Cheniere and the Cheniere Stockholders against certain liabilities in connection with the Reorganization, including liabilities relating to taxes arising in connection with the Divestiture.



OPERATION OF THE COMPANY AFTER THE CLOSING OF THE EXCHANGE

          After the Closing, the Cheniere Stockholders will be the principal stockholders of the Company and, in particular, BSR and Forster will each own approximately 32% of the total outstanding New Shares. Following the Divestiture, the Company will no longer have any operations and its only assets will be the Cheniere Shares. At the Closing, Young will resign his offices as President & CEO and Chief Financial Officer and as a director of the Company. It is anticipated that Forster will be elected and serve as President & CEO of the Company and that Charif Souki, the Secretary and Chief Financial Officer of Cheniere, will be elected and serve as Secretary and Chief Financial Officer of the Company. Souki is the son of Samyr Souki, the beneficial owner of BSR.

ACCOUNTING TREATMENT


          The Exchange will be accounted for as the recapitalization of Cheniere and the issuance of stock for the net assets of the Company.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE EXCHANGE

          The following summary describes the material United States federal income tax considerations applicable to the Exchange as described in this Proxy Statement. This summary applies solely to investors who hold the Cheniere Shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). This summary is based upon the provisions of the Code and the regulations (the "Regulations"), administrative rulings and judicial decisions now in effect, all of which are subject to change (possibly with retroactive effect) or different interpretations. There can be no assurance that the Internal Revenue Service (the "Service") will take a similar view as to any of the tax consequences described below. No ruling has been or will be requested from the Service on any tax matters relating to the Exchange.

          This summary does not purport to deal with all aspects of United States federal income taxation that may be relevant to a particular holder or to certain types of holders subject to special treatment under the federal income tax laws (for example, S corporations, banks, dealers in securities, life insurance companies, tax-exempt organizations, foreign taxpayers, debtors under the jurisdiction of a court case under Title 11 of the United States Code or in a receivership, foreclosure, or similar proceeding, or an investment company as defined in Section 351(c) of the Code) or to shareholders who acquired their Cheniere Shares pursuant to the exercise of employee stock options or otherwise as compensation. In addition, the following summary does not consider the potential effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations. This discussion is provided for general information purposes only, and is not intended as tax advice.

     Section 351(a) Exchange

          Section 351(a) of the Code sets forth the general rule that no gain or loss will be recognized by one or more persons transferring assets to a corporation solely in exchange for the corporation's stock if, immediately after the exchange, the transferors are "in control" of the transferee corporation.

"Control" for this purpose is defined as the ownership of stock possessing at least 80 percent of the total combined voting power of all classes of stock entitled to vote and at least 80 percent of the total number of shares of all other classes of stock of the corporation.

          The Cheniere Stockholders will receive approximately 93% of the voting power and total number of the outstanding shares of stock of the Company in exchange for their Cheniere Shares. Such exchange should therefore be treated as a transfer of the Cheniere Shares to the Company in a transaction to which
Section 351(a) of the Code applies.



     Tax Consequences to Cheniere Stockholders

          The Cheniere Stockholders will not recognize gain or loss for federal income tax purposes upon their exchange of Cheniere Shares for New Shares. Each Cheniere Stockholder will have a tax basis in his New Shares received in the Exchange equal to his basis in his exchanged Cheniere Shares, and will have a holding period for his New Shares received in the Exchange which will include his holding period for his exchanged Cheniere Shares.

          Each Cheniere Stockholder who receives New Shares pursuant to the Exchange is required by Section 1.351-3(a) of the Regulations to file with his federal income tax return for 1996 a statement that provides details relating to the property transferred and the stock received in the transaction. The Company is unable to predict whether the filing of such a statement by any person will enhance the likelihood of an audit of his federal income tax return. If the Service were to audit the federal income tax return of a person who receives New Shares pursuant to the Exchange, the Service might propose adjustments that relate to the Exchange or that pertain to unrelated matters.

     Tax Consequences to the Company

          The Company will not recognize gain or loss in connection with its receipt of Cheniere Shares in exchange for the issuance of New Shares pursuant to the Exchange. The tax basis of the Company in the Cheniere Shares that it acquires pursuant to the Exchange will equal the tax basis of such shares in the hands of the exchanging Cheniere Stockholders, and the Company will have a holding period for such shares that will include the holding period for such shares in the hands of the Cheniere Stockholders.


          The consummation of the transactions contemplated by the Exchange should result in an "ownership change" of the Company for purposes of Section 382 of the Code. Under Section 382, a corporation's ability to utilize existing net operating losses (as well as certain unrealized "built-in losses") to offset its income following such an ownership change is generally limited on an annual basis to a certain specified amount.

However, if, following such an ownership change, the corporation does not continue its business enterprise as in place at the time of the change for a period of at least two years, the net operating (and certain built-in) losses in place at the time of such change will be disallowed in their entirety.


          As of August 31, 1995, the Company had net operating losses available for carryforward for federal income tax purposes equal to approximately $740,000. Since, as a result of the Divestiture, the Company will not continue its historic business enterprise following the ownership change precipitated by the Exchange, it will not be able to utilize these existing net operating losses following the Exchange.

          The foregoing discussion is for general information only and is intended to be a summary of the principal income tax considerations of the Exchange. It is not intended as an alternative for individual tax planning. Each Cheniere Stockholder should consult his own tax adviser concerning the federal, state, local, and other tax consequences to him of the Exchange.

Appraisal Rights

          There are no appraisal rights available to any stockholder of the Company or Cheniere in connection with the consummation of the transactions contemplated by the Reorganization under applicable Delaware law.


                                 THE DIVESTITURE

Background and Reasons for the Divestiture

          Prior to the Reorganization, the most significant activities of the Company have consisted of marketing health information through print and electronic media, principally television.

          The Board of Directors has recently determined that it would be in the best interests of the Company and its stockholders to separate the oil and gas exploration activities to be acquired upon consummation of the Exchange from the Company's health information business. In particular, the Board of Directors believes that the separation will give stockholders the flexibility to analyze and deal with their investments in those respective activities separately in accordance with their investment objectives and their views of the business prospects of those respective activities. In addition, the Board of Directors believes that the separation will enable the Company and Newco to separately pursue the strategies best suited to their individual markets, goals and needs, thereby maximizing their respective business opportunities and stockholder values. The Divestiture is being submitted to stockholders for approval. See "PROPOSAL 4. DIVESTITURE OF THE EXISTING BUSINESS OF THE COMPANY."

          It should be noted that notwithstanding approval of the Divestiture by the stockholders, the Board of Directors may determine, at any time prior to the consummation of the Divestiture, to terminate the Divestiture and not distribute the Newco Stock to the stockholders of the Company, if in their judgment, the distribution of the Newco Stock would not be in the best interest of the Company and its stockholders.


          It should be noted that (i) if the stockholders of the Company fail to adopt Proposal 4 relating to the divestiture of Newco, the Board may, but is not obligated to, determine to consummate the Exchange and the other transactions contemplated by the

Reorganization Agreement, and (ii) adoption of Proposals 1 and 2 by the stockholders is necessary to consummate the Exchange.

          The Divestiture may be abandoned at any time prior to its consummation. If abandoned prior to the date of the Meeting, the decision to abandon will be made by the existing Board of Directors. However, the newly-elected Board of Directors may also determine to abandon the Divestiture.


          To effectuate the separation, the health information activities of the Company (including the assets and liabilities associated therewith) have been contributed to Newco pursuant to an Asset Transfer Assignment and Assumption Agreement ("Assignment Agreement") in exchange for 100 percent of the issued and outstanding shares of Newco Stock. These assets include: furniture and fixtures of $1,222, accounts receivable of $43,920, program inventory of $54,566, cash of $2,500 and other assets of $6,722, or a total of
approximately $108,920.   Liabilities  of $84,144  were assumed  by Newco in
connection with the Assignment Agreement. The Assignment Agreement provides for Newco to indemnify the Company for any liabilities relating to the assets transferred by the Company to Newco or the conduct of the business of the Company prior to the Closing Date.


          In addition, pursuant to the Reorganization Agreement, Young has agreed to indemnify the Company, Cheniere and the Cheniere Stockholders from, among other things, tax liabilities arising from or in connection with the Divestiture.

          It is expected that following the Divestiture Newco will become an independent, publicly-traded company that will operate on a stand alone and self-financing basis. The senior management of Newco following the Divestiture will consist solely of Young, who is currently the sole executive officer and a director of the Company. Young will resign from all positions with the Company on closing of the Exchange. See "INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION AND RELATED TRANSACTIONS -- Operation of the Company After the Closing of the Exchange."

          A principal purpose of the Divestiture is to position the separate entities so that they will be able to pursue the strategies best suited to their individual markets, goals and needs. In addition, Newco will become an independent, publicly-traded company by means of the Divestiture, and the effectuation of the Divestiture will enable it to raise capital on its own. The Divestiture is intended to place Newco in a position to seek additional capital for its activities independently.

Manner of Divestiture

          The Divestiture was approved by the Board of Directors of the Company on April 16, 1996. If Proposal 6 is approved by the stockholders at the Special Meeting, the Company will distribute to its stockholders of record as of the Record Date (the "Divestiture Record Date"), one (1) share of Newco Stock for each four (4) shares of Common Stock held at the

Record Date (pre-reverse split). The Divestiture will be deemed to be effective as of the Closing Date.

          To effect the Divestiture, the Company will transfer to U.S. Stock Transfer Company (the "Divestiture Agent") for distribution to holders of record of shares of Common Stock on the Record Date, shares of Newco Stock in proportion to their ownership of shares of Common Stock on the Record Date. No certificates or scrip representing fractional shares of Newco Stock will be issued to such stockholders of the Company. In lieu of receiving fractional shares, each holder of Shares of Common Stock who would otherwise be entitled to receive a fractional share of Newco Stock will receive one whole share if the fraction is equal to or greater than one-half, otherwise the fractional shares shall be canceled.


          No holder of shares of Common Stock receiving shares of Newco Stock will be required to pay any cash or consideration for the shares of Newco Stock that he will receive in the Divestiture or to surrender or exchange New Shares in order to receive shares of Newco Stock. The Divestiture will not affect the number of outstanding New Shares.

Certain Federal Income Tax Aspects of the Divestiture


          The following summary is a general discussion of certain of the expected federal income tax consequences of the Divestiture. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular stockholder of the Company in light of his personal investment circumstances or to certain types of stockholders subject to special treatment under the federal income tax laws (for example, S corporations, banks, dealers in securities, life insurance companies, tax-exempt organizations and foreign taxpayers). This summary applies solely to investors who hold their shares of the New Shares as capital assets within the meaning of Section 1221 of the Code and does not discuss any aspects of state, local, or foreign tax laws. This discussion is provided for general information purposes only, and is not intended as tax advice.


          Each stockholder of the Company is advised to consult his own advisor as to the specific tax consequences to such stockholder of the proposed transaction, including the application and effect of state, local, and foreign income and other tax laws.

          The Company has received no written opinion on any of the following matters. No ruling has been or will be requested from the Service on any matters relating to the formation of Newco or the Divestiture. The following discussion is based upon existing law, decisions, regulations, and rulings, all of which are subject to change, perhaps with retroactive effect. There can be no assurance that the Service will agree with the following discussion.

Effects on the Company


          Under Section 351 of the Code, the contribution of the Company's assets to Newco and the assumption by Newco of the Company's liabilities will not result in the recognition of gain or loss by the Company or Newco.

          Under Section 311(b) of the Code, the Divestiture of Newco Stock by the Company will result in the recognition by the Company of taxable gain as if the Newco Stock had been sold to the stockholders of the Company at its fair market value. Accordingly, the Company will recognize taxable gain on the Divestiture equal to the excess of the fair market value of such common stock over its adjusted basis in such stock. For federal income tax purposes, fair market value generally means the price at which the property would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of all relevant facts. It is not possible to predict with any certainty the fair market value of the Newco Stock to be distributed by the Company on the date it is distributed. In analogous situations, where there has been a market for stock on an over-the-counter market, as is expected here, the Service has considered the quoted selling prices on the date of the distribution (or, on the date over-the-counter sales first occurred if such date is within a reasonable period of the date of the distribution) as important evidence in determining the fair market value per share.


          The Company's basis in the shares of Newco Stock to be distributed equals approximately $25,000. Assuming a range of $.25 to $.50 per share for the quoted selling price of the shares of Newco Stock immediately after the Divestiture and that fair market value equals the quoted selling price, the amount of taxable gain recognized by the Company (after adjustment of such basis for such contribution as reduced by estimated taxes, fees, costs and expenses estimated to be deducted therefrom as described above) is estimated to range from $75,000 to $175,000. The Company has a net operating loss carryforward of approximately $740,000 available to offset any taxable gain arising out of the Divestiture. Accordingly, based on the above-estimated range of taxable gain to be recognized by the Company on the Divestiture, no tax liability will be incurred by the Company as a result of the Divestiture. The net operating loss limitation discussed above under "INTEREST OF CERTAIN PERSONS IN THE ORGANIZATION AND RELATED TRANSACTIONS -- Certain Federal Income Tax Consequences of the Exchange," does not apply to any divestiture gain since this gain is "built-in gain" at the time of closing. The Company believes that the net operating loss carry forwards will be sufficient to offset any tax liability arising out of the Divestiture.


Effect on Stockholders of the Company

          The distribution to the Company's stockholders of the Newco Stock will constitute a taxable distribution for federal income tax purposes. Under
Section 301(b)(1) of the Code, the amount of the distribution to each stockholder of the Company will equal the fair market value of the Newco Stock received. Under Section 301(c)(1) of the Code, this amount will be taxable as a dividend to the extent paid from the Company's current and/or accumulated earnings and profits. Under Sections 301(c)(2) and 301(c)(3) of the Code, to

the extent that the amount of this distribution exceeds the Company's current and accumulated earnings and profits, the distribution will first be treated as a tax-free return of capital, causing a reduction (but not below zero) in the adjusted basis of the Common Stock held by a distributee (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by such distributee on a subsequent disposition of the Common Stock), and the balance in excess of such adjusted basis will be taxed as if it were capital gain recognized on a sale or exchange of such stock.

          For this purpose, the Company's current earnings and profits will be computed as of the close of the taxable year without diminution by reason of any distributions made during the taxable year, and without regard to the amount of the earnings and profits at the time the Divestiture was made. Since the Company's current taxable year ends on August 31, 1996, the amount of the Company's current earnings and profits, if any, will therefore not be ascertainable until after the Divestiture. Accordingly, there can be no assurance that earnings and profits will not be substantial and that stockholders of the Company who receive Newco Stock will not be deemed to have received dividend income.


          The portion of the Divestiture taxable as dividend income to a corporate stockholder of the Company may be eligible for the 70% (or, in certain cases 80%) dividends-received deduction available under Section 243 of the Code, subject to certain taxable-income and holding-period requirements. However, to the extent that the corporate shareholder incurs indebtedness that is directly attributable to an investment in the stock on which the dividend is paid, all or a portion of the dividends-received deduction may be disallowed. In addition, dividend income that is not subject to the regular federal income tax as a consequence of the dividends-received deduction may be subject to the federal alternative minimum tax.

          CORPORATE STOCKHOLDERS OF THE COMPANY SHOULD CONSULT THEIR TAX ADVISORS TO DETERMINE HOW THE DIVIDENDS-RECEIVED DEDUCTION AND ITS LIMITATIONS MIGHT APPLY TO THEM.

          Corporate stockholders of the Company should also consult their tax advisors to determine whether Section 1059 of the Code, which requires corporate stockholders to reduce the basis of the stock in the case of certain extraordinary dividends, is applicable to their receipt of the Newco Stock. Under Section 1059, if a corporate holder of shares of the Company receives an "extraordinary dividend" (as defined in Section 1059) from the Company with respect to any share of such stock and has not held the underlying stock for more than two years before the dividend announcement date (i.e., the date on
                                                              ----
which  the  Company  declared,  announced, or  agreed  to  the  payment of  such dividend, whichever is earliest), the basis of the underlying stock must be reduced (but not below zero) by the "nontaxed portion" of such dividends. The "nontaxed portion" generally is the excess of the amount of the dividend over the taxable portion (i.e., the taxable dividend less the applicable Section 243
                     ----
deduction). Such a reduction in basis, generally will occur immediately before any disposition of the shares of the Company, thereby increasing any gain realized by the holder on a sale redemption or other disposition of such stock. If the reduction exceeds such stock basis, the amount of such excess also will be taxable as gain from the sale or exchange of the shares of the Company.

          On March 19, 1996, President Clinton released a set of legislative proposals as a part of his plan to balance the federal budget. These proposals include, among other things, proposals to (i) reduce the 70-percent dividends-received deduction to 50 percent, (ii) modify the holding period requirements for corporations claiming the dividends-received deduction, and (iii) require immediate gain recognition under Section 1059 of the Code for the non-taxed portion of certain extraordinary dividends (to the extent such non-taxed portion exceeds the shareholder's basis in the underlying stock). As currently proposed, the changes to the dividends-received deduction provisions would be effective for dividends paid or accrued more than 30 days after the enactment of final legislation, and the proposed changes to Section 1059 would generally apply to distributions occurring after September 13, 1995. The Company cannot predict which, if any, of the president's proposals will ultimately become law or, if enacted into law, what the effective dates of such provisions would be. Shareholders should consider the potential effect of the President's proposals in making their investment decision.


Back-Up Withholding

          A holder of Common Stock may be subject to "back-up withholding" at a rate of 31% with respect to certain "reportable payments," which generally include dividend payments. These back-up withholding rules apply if such holder, among other things, (i) fails to furnish a social security number or other taxpayer identification number ("TIN") certified under penalties of perjury within a reasonable time after the request therefor, (ii) furnishes an incorrect TIN, (iii) fails to report properly interest or dividends, or (iv) under certain circumstances, fails to provide a certified statement, signed under penalties of perjury, that the TIN furnished is the correct number and that such holder is not subject to back-up withholding. Any amount withheld from a payment to such a holder under the back-up withholding rules is creditable against such holder's federal income tax liability, provided the required information is furnished to the Service. Back-up withholding will not apply, however, with respect to payments made to certain persons, including corporations, tax-exempt organizations and certain foreign persons, provided their exemption from back-up withholding is properly established. If the Company does not have a Form W-9 for the back-up withholding rules apply to a stockholder, the Newco stock distribution for such stockholder will be deferred until its value can be determined and 31% thereof withheld.

Listing and Trading of Newco Stock

          There currently is no public market for the Newco Stock. A "when-issued" trading market may develop prior to the Divestiture Date and continue until the certificates have been mailed by the Divestiture Agent. The term "when-issued" means that shares can be traded prior to the time certificates actually are available or issued. Prices at which Newco Stock may trade cannot be predicted. Until Newco Stock is fully distributed and an orderly market develops, the prices at which such stock trades may fluctuate significantly. The prices at which Newco Stock trades will be determined by the marketplace and may be influenced by a number of factors, including, among others, the depth and liquidity of the market for the Newco Stock, investor perceptions of Newco, Newco's dividend policy and general economic and market conditions.

          Newco expects to file a registration statement on Form 10-SB (the "Registration Statement") with the SEC to register the Newco Stock under the Exchange Act. The Registration Statement will become effective by operation of law 60 days after the filing thereof, unless accelerated. After such effectiveness, Newco will be required to file annual, quarterly and other reports under the Exchange Act and comply with the SEC's proxy rules thereunder.

Assuming it can fulfill and complete any prerequisites, Newco intends to apply to the NASD to have its stock listed on the Electronic Bulletin Board under the symbol "MARV". However, Newco Stock is not currently eligible for inclusion on the Electronic Bulletin Board. No assurance can be given that the Newco Stock will ever meet the requirements for inclusion on the Electronic Bulletin Board.


          Based on the stockholders of record of the Company as of the Divestiture Record Date, Newco initially will have approximately 936 holders of record of its Common Stock.

          Shares of Newco Stock distributed to the stockholders of the Company in the Divestiture, generally, will be freely transferable, except for shares received by persons who may be deemed to be "affiliates" of Newco under the Securities Act. Persons who may be deemed to be affiliates of Newco after the Divestiture generally include individuals or entities that control, are controlled by, or are under common control with, Newco and may include certain officers and directors of Newco as well as principal stockholders of Newco. Persons who are affiliates of Newco will be permitted to sell their shares of Newco Stock only pursuant to an effective registration statement under the Securities Act or an exemption from registration thereunder, such as the exemption afforded by Section 4(1) of the Securities Act and Rule 144 thereunder.

DIVESTITURE COSTS

     The Company estimates that the printing, legal, accounting, Divestiture Agent and other fees and expenses incurred in connection with the Divestiture will be approximately $20,000. Such fees and expenses are being paid by Newco.


     PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING


PROPOSAL 1.    REORGANIZATION OF THE COMPANY

          The Board of Directors has unanimously approved the Reorganization of the Company as set forth in the Reorganization Agreement, including the Exchange and the Divestiture.

EFFECT OF APPROVAL OF THE REORGANIZATION

          As described above, the Exchange will result in the issuance of New Shares to the Cheniere Stockholders in exchange for their Cheniere Shares, resulting in the issuance to the Cheniere Stockholders of approximately 93% of the New Shares, being the only class of capital stock of the Company outstanding. Following the Exchange, Cheniere will become the wholly-owned subsidiary of the Company.

          As described above, it is contemplated that the Divestiture will result in the distribution to the stockholders of the Company as at the Record Date of all of the outstanding shares of Newco Stock, resulting in the ownership of Newco by these stockholders in proportion to their ownership on the Divestiture Record Date of shares of Common Stock.

          The combined effect of the Exchange and the Divestiture will be to change the business of the Company from the film and health information businesses to the business of exploring for and exploiting oil and natural gas.

          It should be noted that, notwithstanding the ability of the Company and Cheniere to waive conditions to consummating the Closing of the Reorganization under the Reorganization Agreement, the approval of Proposal 2 by the stockholders of the Company with respect to the amendment to the certificate of incorporation is a necessary prerequisite to the consummation of the Exchange since without it the Company does not have sufficient authorized shares of Common Stock to effect the Exchange in accordance with the terms of the Reorganization Agreement.

          It should also be noted that it is necessary but not sufficient for the stockholders to approve this Proposal 1 in order to effect the Divestiture. It is also necessary that the stockholders approve Proposal 4. In the event that the stockholders adopt this Proposal 1 and Proposal 2 relating to certain changes in the capitalization of the Company, the Board of Directors may, but are not required to, proceed with the Exchange and not consummate the Divestiture.

          In addition, it should be noted that, notwithstanding the approval by the stockholders of this Proposal 1 and Proposal 4, the Board of Directors of the Company may determine not to consummate the Divestiture if they determine, in light of the circumstances then existing, that to do so would not be in the best interests of the Company and the stockholders.


PROPOSAL 2.    AMENDMENTS TO CERTIFICATE OF INCORPORATION
               RELATING TO CHANGE IN CAPITALIZATION

          The Company's Board of Directors has unanimously approved the following amendments to the Company's certificate of incorporation: to (a) change the aggregate number of authorized shares of capital stock of the Company from 25,000,000 shares of Common Stock,

$.01 par value per share (the "Old Shares"), to a total of 21,000,000 shares, comprised of 20,000,000 shares of Common Stock, $.003 value per share (the "New Shares") and 1,000,000 shares of preferred stock, the rights, powers and preferences of which will be set by resolution of the Board of Directors; and
(b) provide that each three (3) outstanding Old Shares shall be automatically converted into one (1) New Share.

          For the reasons set forth below and elsewhere in this Proxy Statement, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the certificate of incorporation of the Company to effect those changes in the capitalization of the Company and recommends that shareholders vote for the proposal to amend the certificate of incorporation.

EFFECT OF THE PROPOSED AMENDMENT

          If the stockholders adopt the proposed amendment to the certificate of incorporation, the aggregate number of New Shares held by existing shareholders will be one-third of the number of Common Shares currently held by them. Approval of this Proposal 2 is a necessary prerequisite to give effect to the Reorganization, including the Exchange. Fractional New Shares will be issued as necessary, rounded to the nearest hundredth of a share (.01) to give effect to the Reverse Split.

          Although the Company is not currently contemplating an offering of the preferred stock, it is the current intention of the Company that shares of the preferred stock will be issued in connection with corporate finance transactions. However, because of the ability of the Board of Directors of the Company to set by resolution of the Board, the rights, powers and preferences of the preferred stock, it should be noted that the preferred stock could be utilized as an antitakeover device, causing a potential purchasers of the Company's capital stock to incur additional costs and otherwise discourage a potential bidder for the Common Stock. Moreover, because of this antitakeover effect, the existence of the "blank check" preferred could negatively impact upon the value of the New Shares.

          The affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of the Record Date is required for adoption of the proposed Amended and Restated Certificate of Incorporation. Exhibit B to this
                                                              -------  -
Proxy Statement contains a complete copy of the proposed Amended and Restated Certificate of Incorporation, including the amendment with respect to the change in the capitalization.


PROPOSAL 3.    AMENDMENT TO THE CERTIFICATE OF INCORPORATION
               TO CHANGE THE NAME OF THE COMPANY

          The Board of Directors of the Company unanimously recommends approval by the stockholders of the amendment to the certificate of incorporation to change the name of the Company to "Cheniere Energy, Inc."

          The Board of Directors believes that the change in the name of the Company will be consistent with the name identifying the Company's operating subsidiary and will provide the Company with greater recognition in the marketplace.

          Exhibit  B to  this Proxy  Statement contains  a complete copy  of the
          -------  -
proposed Amended and Restated Certificate of Incorporation, including the amendment with respect to the change of name of the Company.


PROPOSAL 4.    DIVESTITURE OF THE EXISTING BUSINESS OF THE COMPANY

          The Board of Directors of the Company unanimously recommends approval by the stockholders of the Divestiture of the existing business of the Company by distribution of the outstanding shares of Newco Stock to the stockholders of the Company as at the Divestiture Record Date. For the reasons set forth below and elsewhere in this Proxy Statement, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to distribute to its stockholders the Newco Stock.

Effect of Divestiture


          The effect of the Divestiture will be to separate the existing business of the Company from the new oil and gas exploration and exploitation business that will be acquired upon consummation of the Exchange. Each stockholder of the Company as of the Divestiture Record Date will receive one
(1) share of Newco Stock for each four (4) shares of Common Stock. No fractional shares of NEWCO Stock will be issued. After the consummation of the Divestiture, Newco will be a separate entity owned by the stockholders of the Company as of the Divestiture Record Date and operated by Young, the current President and CEO of the Company.


          It should be noted that, notwithstanding the approval by the stockholders of Proposal 1 and this Proposal 4, the Board of Directors of the Company may determine not to consummate the Divestiture if they determine, in light of the circumstances then existing, that it would not be in the best interests of the Company and its stockholders to consummate the Divestiture. In such event, the Divestiture would not occur.


PROPOSAL 5.    AMENDMENT OF THE CERTIFICATE OF INCORPORATION
               TO LIMIT THE LIABILITY  AND PROVIDE INDEMNIFICATION


          The Company is a Delaware corporation. Section 145 of the Delaware General Corporation Law generally provides that a corporation is empowered to indemnify any person who is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the company or is or was serving, at the request of the company, in any of such capacities of another corporation or other enterprise, if such director, officer, employee or agent acted in good faith and in a manner he reasonable believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. This statute describes in detail the right of a Delaware company, such as the Company, to indemnify any such person.


          The Board of Directors of the Company unanimously recommends approval by the stockholders of the adoption of the amendment to the certificate of incorporation to limit the liability of the directors of the Company and to provide indemnification of the officers and directors of the Company to the fullest extent permitted under Delaware law.

EFFECT OF ADOPTION

          The effect of adoption of this proposal will be to provide significant protection to individuals who serve as directors and officers of the Company and encourage individuals possessing the skills and abilities required by the Company in conducting its business to accept such offices.

          Exhibit  B to  this Proxy  Statement contains a  complete copy  of the
          -------  -
proposed Amended and Restated Certificate of Incorporation, including the amendment with respect to the limitation of liability of directors and the provision of indemnification for the officers and directors of the Company.


PROPOSAL 6.    ELECTION OF DIRECTORS

NOMINEES FOR ELECTION


          Three (3) persons have been nominated by the Cheniere Stockholders to serve as directors until the 1997 Annual Meeting of Stockholders and until their successors have been elected and qualified. Following the consummation of the Exchange, all of the existing members of the Board of Directors will resign. Accordingly, the nominees named below, if elected, will constitute the entire Board of Directors of the Company.


          Unless otherwise directed by a stockholder in his Proxy, the persons named in the Proxy will vote for the election of the nominees named below. It is not anticipated that any of the nominees will be unable to serve on the Board of Directors, but if for any reason any nominee should not be able to serve, it is intended that the persons named in the Proxy will vote for a new nominee to be selected by the Board of Directors. The Board of Directors has no separate nominating committee. The Board of Directors will consider nominations by stockholders for persons to serve as directors, subject to the terms of the Company's by-laws and applicable state laws and rules and regulations of the Securities and Exchange Commission.

          Set forth below are the names, ages and background of each nominee:

BACKGROUND AND EXPERIENCE

          William D. Forster, 49, is currently President and CEO of Cheniere. If the stockholders approve the Reorganization, it is contemplated that Cheniere will become a wholly-
owned subsidiary of the Company as more fully described below. Forster was an investment banker with Lehman Brothers from 1975 to 1990 (11 years as a Managing Director), initially in the oil and gas department for seven years, and then in various other areas. In 1990, he founded his own private investment bank. In 1994, he became active again in the oil and gas business when he began to work together with BSR, a Paris-based private investment company, to provide financing for small energy companies. He is a director of Equity Oil Company, a Nasdaq National Market System company. From July 1995 to March 1996, he was a director of Fortune, a small oil and gas company listed on the American Stock Exchange. He holds a Bachelor of Arts degree from Harvard College and a Master of Business Administration degree from Harvard Business School.

          Charif Souki, 43, is currently the Secretary and Chief Financial Officer of Cheniere and an independent investment banker and investor with twenty years of experience in the industry. In the past few years he has specialized in providing financing for promising microcap companies with an emphasis on companies in the oil and gas industry. From July 1995 to March 1996, he was a director of Fortune, a small oil and gas company listed on the American Stock Exchange. He holds a Bachelor of Arts degree from Colgate University and a Master of Business Administration from Columbia University.

          Efrem Zimbalist, III, 48, is president and chief executive officer of Times Mirror Magazines, a division of Times Mirror Co., and vice president of Times Mirror Co. He formerly served as vice president, strategic development for Times Mirror Co. from 1993 to 1995. Previously he served as chairman and chief executive officer of Correia Art Glass, Inc., a family-owned business. He also served five years as senior engagement manager at the management consulting firm of McKinsey and Co., Inc. in Los Angeles. Mr. Zimbalist received a bachelor of arts degree in economics from Harvard College and a master's degree in business administration (with distinction) from the Harvard University School of Business Administration.

                           DESCRIPTION OF COMMON STOCK


          Assuming approval by the stockholders of the Company of Proposal 2 relating to changes in the capitalization of the Company, the authorized capital stock of the Company will consist of 21,000,000 shares (20,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock) of which 8,843,375 shares of Common Stock will be issued and outstanding after giving effect to the transactions contemplated by the Reorganization.


          The holders of Common Stock are entitled to dividends after distributions if, as and when declared out of funds available therefor. Every share of Common Stock is entitled to one vote on any matter to be voted upon by the holders of Stock. There are no cumulative voting rights pertaining to shares of Common Stock. Upon liquidation, each share of Common Stock is entitled to share equally in any distribution available to holders of Common Stock. The Common Stock is not subject to any redemption provisions or preemptive rights. The outstanding shares of Common Stock are fully paid and nonassignable.


          The Transfer Agent and Registrar for the Common Stock is U.S. Stock Transfer Company.


                             ADDITIONAL INFORMATION

          The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information may be inspected and copies made at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and regional offices of the SEC located in the Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, Suite 1300, New York, New York 10278. Copies of this material may also be obtained by mail upon payment of the SEC's customary fees from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

                         INDEPENDENT PUBLIC ACCOUNTANTS


          Farber & Hass examined the financial statements of the Company for the fiscal years ended August 31, 1994 and 1995. Merdinger, Fruchter, Rosen & Corso, P.C. examined the balance sheet of Cheniere as at April 15, 1996 and assisted in the preparation of the pro forma combined financial statements of the Company, including Cheniere, included herein.


          It is  not anticipated  that the  accountants will be  present at  the
          ----------------------------------------------------------------------
Meeting.
- --------

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AFTER GIVING
                          EFFECT TO THE REORGANIZATION


         Name           No. of New Shares      % Ownership (1)
         ----           -----------------      ---------------

 BSR Investment Ltd.        2,846,211               32.2%
 William D. Forster         2,846,211               32.2%
 Buddy Young                  363,778(2)             4.1%



(1)  Based upon a total of 8,843,375 New Shares outstanding.
(2) Includes 19,444 New Shares issuable upon the exercise of options held by Young.


                            PRO FORMA CAPITALIZATION

          The following table sets forth the pro forma capitalization of the Company giving effect to all of the transactions contemplated by the Reorganization. This table should be read in conjunction with the Company's and Cheniere's statements and the pro forma combined financial statements and related notes appearing elsewhere in this Proxy Statement.

Stockholders' equity:

     Common  Stock,  $.003  par   value,  20,000,000  shares  of   Common  Stock
     authorized; 8,843,375 shares outstanding (1) and Preferred Stock,
     1,000,000 shares authorized; no shares
     outstanding  . . . . . . . . . . . . . . . . . .    $26,530

     Additional paid-in capital . . . . . . . . . . .     48,743

     Retained earnings  . . . . . . . . . . . . . . .        - -

          Total stockholders' equity  . . . . . . . .     75,003

          Total long-term debt and stockholders'
          equity (2)  . . . . . . . . . . . . . . . .    300,000


____________________

(1) Does not include 416,660 shares of Common Stock reserved for issuance pursuant to the Company's Plan, under which options for 19,444 shares were outstanding at April 22, 1996; or

(2) The Company will have no short-term or long-term debt on a pro forma combined basis.

                                     GENERAL

          The Company's Annual Report on Form 10-KSB for the year ended August 31, 1995 accompanies this Proxy Statement, together with a Letter to Stockholders from the Company President. These materials do not form any part of the material for the solicitation of Proxies.

                                 OTHER BUSINESS

          As of the date of this Proxy Statement, the Board of Directors is not aware of any business to be presented for action at the Special Meeting except as set forth herein. However, if any other matters properly come before the Special Meeting, the persons named in the enclosed Proxy will vote upon such matters in accordance with their best judgment.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY

                         By Order of the Board of Directors



                         David Leedy, Secretary

                              FINANCIAL STATEMENTS

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   THE COMPANY
                                   --- -------

AUDITED FINANCIAL STATEMENTS:

Independent Auditors' Report                                                 F-3

Balance Sheet as at
     August 31, 1995                                                         F-4

Statements of Operations
     for the Two Years Ended August 31, 1995                                 F-5

Statements of Shareholders' Equity
     for the Two Years Ended August 31, 1995                                 F-6

Statements of Cash Flows
     for the Two Years Ended August 31, 1995                                 F-7

Notes to Financial Statements                                                F-9

UNAUDITED FINANCIAL STATEMENTS:

Balance Sheet as at
     February 29, 1996                                                      F-12

Statements of Operations
     for the Three and Six Month Periods
     Ended February 29, 1996 and
     February 28, 1995                                                      F-13

Statements of Cash Flows
     for the Six Month Period
     Ended February 29, 1996 and
     February 28, 1995                                                      F-14

Notes to Financial Statements                                               F-15

                                    CHENIERE
                                    --------


AUDITED FINANCIAL STATEMENTS:

     Independent Auditors' Report                                           F-16

     Balance Sheet as at April 22, 1996                                     F-17

STATEMENT OF INCOME
     (Inception) February 21, 1996
     to April 22, 1996                                                      F-18

STATEMENT OF CASH FLOWS
     (Inception) February 21, 1996
     to April 22, 1996                                                      F-19

STATEMENT OF SHAREHOLDERS' EQUITY
     (Inception) February 21, 1996
     to April 22, 1996                                                      F-20

NOTES TO FINANCIAL STATEMENTS                                               F-21

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS:

     Pro Forma Condensed Combined Balance
     Sheet Unaudited                                                        F-23

     Notes to Unaudited Pro Forma
     Condensed Combined Financial Information                               F-24

INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
  Bexy Communications, Inc.:

We have audited the accompanying balance sheet of Bexy Communications, Inc. (the "Company") as of August 31, 1995. We have also audited the statements of operations, shareholders' equity and of cash flows for the two years ended August 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at August 31, 1995, and the results of its operations and its cash flows for each of the two years ended August 31, 1995 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Farber & Hass

November 9, 1995

BEXY COMMUNICATIONS, INC.

BALANCE SHEET
AUGUST 31, 1995

 ASSETS

 CASH                                                       $   114,134

 ACCOUNTS RECEIVABLE                                             63,200
 PROGRAM INVENTORY, Net                                          55,456

 FURNITURE AND FIXTURES - Net of
   accumulated depreciation of $2,564                               956
 OTHER ASSETS                                                     6,722
                                                             ----------

 TOTAL ASSETS                                               $   240,468
                                                            ===========


 LIABILITIES AND SHAREHOLDERS' EQUITY

 LIABILITIES:
 Accounts payable and accrued expenses                      $    36,310

 Accrued interest expense to related party                       42,189

 Note payable to related party                                    7,519
 Deposits                                                         2,000

 Deferred income                                                 16,000
                                                            -----------
 Total liabilities                                              104,018
                                                            -----------


 COMMITMENTS AND CONTINGENCIES
 SHAREHOLDERS' EQUITY:

 Common stock, par value - $.01, 25,000,000 shares
 authorized, 1,558,947 issued and outstanding                  133,654
 Contributed capital                                           992,831

 Accumulated deficit                                          (943,361)

 Notes receivable from shareholders                            (46,674)
                                                            ----------
 Total shareholders' equity                                    136,450
                                                            ----------


 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY
                                                            $  240,468
                                                            ==========

 See accompanying notes to financial statements.

BEXY COMMUNICATIONS, INC.

STATEMENTS OF OPERATIONS
FOR THE TWO YEARS ENDED AUGUST 31, 1995

                                                     1995             1994
                                                     ----             ----


 REVENUES                                          $ 125,654       $ 130,228
                                                   ---------       ---------

 COST OF PROGRAMS AND DISTRIBUTION FEES:
 Amortization of film costs                          254,044         122,630

 Distribution fees                                    63,087          52,036
                                                   ---------       ---------
 Total cost of programs
   and distribution fees                             317,131         174,666
                                                   ---------       ---------


 EXPENSES:
 Advertising                                           2,300          22,552
 General and administrative                           65,227          54,227
 Depreciation                                          1,208             850

 Interest                                              9,593          10,167
 Professional fees                                   108,315          60,105
 Rent                                                 16,513          21,281
                                                   ---------        --------

 Total expenses                                      203,156         169,182
                                                   ---------        --------

 NET LOSS                                          $(394,633)      $(213,620)
                                                   =========       =========


 NET LOSS PER SHARE                                $    (.27)      $    (.17)
                                                   =========       =========

 See accompanying notes to financial statements.

BEXY COMMUNICATIONS, INC.

STATEMENTS OF SHAREHOLDERS' EQUITY
FOR THE TWO YEARS ENDED AUGUST 31, 1995

                                                 COMMON STOCK
                                                 ------------


                                             SHARES                     CONTRIBUTED    ACCUMULATED
                                          OUTSTANDING       AMOUNT        CAPITAL        DEFICIT
                                          -----------       ------        -------        -------

 BALANCE, SEPTEMBER 1, 1993               7,164,333       $126,970       $502,575      $(335,108)
 ONE-FOR-SIX REVERSE STOCK SPLIT         (5,970,277)

 SALE OF SHARES                             120,833          1,208        181,767
 ISSUANCE OF SHARES FOR SERVICES             45,062            451         12,179

 CONSTRUCTIVE ISSUANCE OF SHARES
   RELATING TO THE PURCHASE OF
   PROGRAM INVENTORY                         50,000            500         89,500


 NET LOSS                                                                               (213,620)
                                         ----------       --------       --------      ---------

 BALANCE, AUGUST 31, 1994                 1,409,951        129,129        786,021       (548,728)

 CANCELLATION OF CONSTRUCTIVE
 ISSUANCE                                   (50,000)          (500)       (89,500)

 SALES OF SHARES                            151,000          4,573        231,393

 ISSUANCE OF SHARES FOR SERVICES             45,168            452         64,917

 ISSUANCE OF SHARES FOR ROUNDING              2,828
 NET LOSS                                                                               (394,633)
                                         ----------       --------       --------      ---------

 BALANCE, AUGUST 31, 1995                 1,558,947       $133,654       $992,831      $(943,361)
                                         ==========       ========       ========      =========

 See notes to financial statements.

BEXY COMMUNICATIONS, INC.

STATEMENTS OF CASH FLOWS
FOR THE TWO YEARS ENDED AUGUST 31, 1995
                                                     1995             1994
                                                     ----             ----
 CASH FLOWS FROM OPERATING ACTIVITIES:

 Net loss                                          $(394,633)      $(213,620)
 Adjustments to reconcile net loss to
   net cash used by operating activities:
   Depreciation                                        1,208             850

   Amortization of film costs                        239,044         122,630
   Issuance of stock for services                     65,369          12,630
   Write-off of investment                            10,000

   Changes in operating assets and
     liabilities:
     Increase in accounts receivable                 (28,000)        (22,151)
     Decrease in program inventory                                     3,083
     Increase in other assets                         (4,601)         (2,121)

     Decrease in accounts payable
       and accrued expenses                           (8,230)        (24,149)
     Increase in deferred income                      16,000
     Increase in accrued interest expense              9,593          10,030

     Increase in deposits                                              2,000
                                                   ---------       ---------
 Net cash used by operating activities               (94,250)       (110,818)
                                                   ---------       ---------


 CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                               (2,577)
                                                   ---------        --------

 CASH FLOWS FROM FINANCING ACTIVITIES:
 Repayment on note payable                                            (2,038)

 Borrowings from related party                        34,519          38,000
 Repayments to related party                        (155,000)
 Sale of common stock                                189,292          49,975

 Collections on note receivable                      133,000
                                                   ---------      ----------
 Net cash provided by financing activities           201,811          85,937
                                                   ---------      ----------


 NET INCREASE (DECREASE) IN CASH                     107,561         (27,458)

 CASH, BEGINNING OF PERIOD                             6,573          34,031
                                                   ---------       ---------


 CASH, END OF PERIOD                               $ 114,134       $   6,573
                                                   =========       =========

 SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION:

 Cash paid for interest                            $     -0-       $     -0-
 Cash paid for income taxes                        $   1,566       $     800

 BEXY COMMUNICATIONS, INC.

 STATEMENTS OF CASH FLOWS
 FOR THE TWO YEARS ENDED AUGUST 31, 1995


 SUPPLEMENTAL DISCLOSURE OF NONCASH INFORMATION:

During 1995, the Company reduced the carrying value of its program inventory by $235,500 in order to reflect a lower of cost or market valuation on certain program inventory. In addition, the Company wrote-off its investment ($10,000) in the "Victims" television series.

During 1994, the Company issued a note payable amounting to $185,000 and common stock amounting to $90,000 for the acquisition of a program series entitled "Feelin' Great". During 1995, the Company negotiated with the seller to cancel the acquisition and the related debt and common stock. The program was returned to the seller.

During 1995, the Company issued shares of common stock in exchange for notes receivable totalling $46,674. In addition, the Company issued 45,168 shares of common stock in exchange for services.


See accompanying notes to financial statements.

- -----------------------------------------------------

BEXY COMMUNICATIONS, INC.

NOTES TO FINANCIAL STATEMENTS


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    General Information - Bexy Communications, Inc. (the "Company") was incorporated under the laws of the State of Delaware. The Company is engaged in the production and distribution of television programming, focusing on health information for the general public through print and electronic media that entertains as well as informs.

    Effective July 18, 1994, the Company approved a one-for-six reverse split of its outstanding common stock.

    Going Concern - The Company experienced significant operating losses for the fiscal years ended August 31, 1995 and 1994. The financial statements have been prepared assuming the Company will continue to operate as a going concern which contemplates the realization of assets and the settlement of liabilities in the normal course of business. No adjustment has been made to the recorded amount of assets or the recorded amount or classification of liabilities which would be required if the Company were unable to continue its operations. As discussed in Note 6, management has developed an operating plan which they believe will generate sufficient cash to meet its obligations in the normal course of business.

    Unclassified Balance Sheet - In accordance with the provisions of SFAS No. 53, the Company has elected to present an unclassified balance sheet.

    Concentration of Credit Risk - Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade receivables. The Company has substantially all of its cash on deposit in one financial institution. The Company routinely assesses the financial strength of its customers and normally does not require collateral to support customer receivables. At August 31, 1995, the Company had four customers which accounted for approximately 81% trade accounts receivable.

    Furniture and Fixtures - Furniture and fixtures are recorded at cost and depreciated over an estimated useful life of 3 years using the straight-line method.

    License Agreements - Revenue from television licensing agreements and the related film costs are recognized upon the execution of a licensing agreement, provided certain conditions have been met, including availability of the film for broadcast.

    General and Administrative Expenses - The Company has expended approximately $12,000 through August 31, 1995 and an additional $24,000 through November 9, 1995 to fund certain start-up costs of a company owned by the Company's majority shareholders. In exchange for funding the start-up costs, the majority shareholder has granted the Company an option to purchase the company for $50,000.

    Income Taxes - The Company accounts for its income taxes in accordance with the provisions of Statement of Financial Accounting Standards 109 ("SFAS 109"). The asset and liability method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between tax bases and financial reporting bases of other assets and liabilities.

    The Company has net operating loss carryforwards of approximately $740,000 and $269,000 available to offset future Federal and California taxable income, respectively. Such loss carryforwards expire starting in 2006 through 2008.

    Per Share Information - Net loss per share for the years presented is computed on the basis of the weighted average common share outstanding. The number of shares used in the computation was 1,459,365 for the year ended August 31, 1995 and 1,256,444 for the year ended August 31, 1994.

2.  PROGRAM INVENTORY

    Program inventory is stated at the lower of cost or estimated net realizable value, determined on a film-by-film basis. During 1995, the Company reduced the carrying value of its inventory by $235,500. Film costs include production, print and pre-release costs. These costs are amortized in the ratio of the current year's gross revenue to management's estimate of remaining gross revenues from all sources on an individual film basis.

    At August 31, 1995, the program inventory consisted of the following:

    "Heartstoppers...Horror At The Movies"
    A two-hour television program hosted by
    George Hamilton                                $ 416,636

    "Christmas At The Movies" - A one-hour
    television program hosted by Gene Kelly          106,000

    "It's A Wonderful Life - A Personal
    Remembrance" hosted by Frank Capra, Jr.           41,786
                                                  ----------

    Total                                            564,422
    Less:  accumulated amortization                 (508,966)
                                                  ----------

    Program Inventory, Net                        $   55,456
                                                  ==========

3.  NOTE PAYABLE TO RELATED PARTY

    Through August 31, 1995, a Trust controlled by Buddy Young, an officer, director and majority shareholder of the Company, advanced funds to the Company for operating expenses and film productions. The advanced funds accrue interest at a rate of 8% per annum. The balance of the note totalling $7,519 and accrued interest of $42,189 are currently due and are collateralized by the program inventory.

4.  STOCK OPTION PLANS

    In November 1993, the Company adopted a nonqualified stock option plan that covers certain key employees, consultants and directors as determined by the Board. The aggregate number of shares of common stock that may be issued pursuant to options under the plan will not exceed 416,666. Price and terms are determined at the discretion of the Board.

    On November 11, 1993, the Board of Directors granted options to the President and principal shareholder. Options to acquire 58,333 shares of the Company's common stock were granted at an exercise price of $.60 per share. All of the shares are currently exercisable and expire on November 11, 2003.

5.  COMMITMENTS AND CONTINGENCIES

    The Company leases its primary office space under a one-year lease agreement expiring July 1996. Monthly rent on such lease is $1,150. The Company has an option to extend the lease for one year. Total rent expense for all operating leases for the years ended August 31, 1995 and 1994 was $16,513 and $22,945, respectively.

6.  MANAGEMENT PLANS

    In fiscal 1995 and 1994, the Company generated net negative cash flows from operating activities of $94,250 and $110,818, respectively. Management expects that the forecasted sales and additional equity and debt financing will be adequate to finance the 1996 cash flow requirements. If the Company does not achieve the forecasted sales, the Company may have difficulty in continuing as a going concern. Management has developed alternative plans which include but are not limited to, merging with another company and obtaining additional financing sources.

7.  SUBSEQUENT EVENT (UNAUDITED)

    In September 1995, the Company sold 85,000 shares of its common stock for a total of $93,500.

- --------------------------------------------------------------------------------

BEXY COMMUNICATIONS, INC.

BALANCE SHEET
FEBRUARY 29, 1996 (Unaudited)


ASSETS

CASH                                                                 $  101,446

ACCOUNTS RECEIVABLE                                                      61,300

PROGRAM INVENTORY, Net                                                   53,657

FURNITURE AND FIXTURES - Net of
     accumulated depreciation of $3,164                                     922

OTHER ASSETS                                                              6,722
                                                                          -----

TOTAL ASSETS                                                        $   224,047
                                                                    =   =======


LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
Accounts payable and accrued expenses                                $   37,251
Accrued interest expense to related party                                37,208
Deposits                                                                  2,000
Deferred income                                                          16,000
                                                                         ------
Total liabilities                                                        92,459
                                                                         ------

SHAREHOLDERS' EQUITY:
Common stock (par value - $.01,
     25,000,000 shares authorized,
     1,803,459 issued and outstanding)                                  147,404
Contributed capital                                                   1,116,581
Accumulated deficit                                                  (1,092,442)
     Notes receivable from shareholders                                 (39,955)
                                                                        -------
     Total shareholders' equity                                         131,588

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $   224,047
                                                                    =   =======


See accompanying notes to financial statements.


BEXY COMMUNICATIONS, INC.
STATEMENTS OF OPERATIONS (Unaudited)

- ---------------------------------------------------------------------------------------------------------
                                   FOR THE THREE MONTHS ENDED          FOR THE SIX MONTHS ENDED
                                  FEBRUARY 29,    FEBRUARY 28,       FEBRUARY 29,     FEBRUARY 28,
                                      1996            1995               1996             1995
                                      ----            ----               ----             ----

 REVENUES                         $   39,736     $   30,680          $   42,258       $   56,178
                                  ----------     ----------          ----------       ----------


 COST OF PROGRAMS
   AND DISTRIBUTION FEES              20,949         60,243              25,245           84,662
                                      ------         ------              ------           ------

 EXPENSES:
 Advertising                           6,502            185               8,059              225
 Consulting fees to
   majority shareholder               25,000                             38,500
 General and administrative           34,866         13,811              90,428           20,198

 Depreciation                            300            302                 600              604
 Interest                                             2,143                                4,610
 Professional fees                    18,501          4,255              21,986           21,598
 Rent                                  3,885          8,598               7,799           15,975
                                       -----          -----               -----           ------
 Total expenses                       89,054         29,294             167,372           63,210
                                      ------         ------             -------           ------


 OTHER INCOME                            673                              1,279            4,162
                                         ---                              -----            -----

 NET LOSS                          $ (69,594)     $ (58,857)          $(149,080)       $ (87,532)
                                   =========      =========           =========        =========

 NET LOSS PER SHARE                $    (.04)     $    (.04)          $    (.09)       $    (.06)
                                   =========      =========           =========        =========


 WEIGHTED AVERAGE NUMBER
   OF SHARES OUTSTANDING           1,781,500      1,415,450           1,724,000        1,413,000
                                   =========      =========           =========        =========

 See accompanying notes to financial statements.


- ---------------------------------------------------------------------------------------------------------


BEXY COMMUNICATIONS, INC.

STATEMENTS OF CASH FLOWS (Unaudited)

                                               FOR THE SIX MONTHS ENDED

                                              FEBRUARY 29,  FEBRUARY 28,
                                                 1996          1995
                                                 ----          ----
 CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                        $(149,080)      $87,532)
 Adjustments to reconcile net loss to
   net cash provided (used) by
   operating activities:
   Amortization of film costs                        1,800        38,837
   Depreciation                                        600           604
   Changes in operating assets and
    liabilities:
    Accounts receivable                                           (3,690)
    Accounts payable and accrued expenses                         20,567
      Accrued interest expense                       1,900         4,610
                                                                   -----
      Net cash used by operating activities            939       (26,604)
                                                                 -------
                                                    (4,982)
                                                    ------
                                                  (148,823)
                                                  --------

 CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of furniture and fixtures                   (566)
 Net change in notes receivable                      6,720        46,375
                                                     -----        ------
 Net cash provided by investing activities           6,154        46,375
                                                     -----        ------
 CASH FLOWS FROM FINANCING ACTIVITIES:
 Sale of common stock                              137,500        15,000
 Repayment on note payable                                        (5,000)
 Repayment to related party                         (7,519)      (32,400)
                                                    ------       -------
 Net cash provided (used) by financing
   activities                                      129,981       (22,400)
                                                   -------       -------

 NET DECREASE IN CASH                              (12,688)       (2,629)

 CASH, BEGINNING OF PERIOD                         114,134         6,573
                                                   -------         -----
 CASH, END OF PERIOD                            $  101,446     $   3,944
                                                =  =======     =   =====


 SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION:
 Cash paid for interest                            $ 4,981     $       0
 Cash paid for income taxes                        $   800     $       0

 See accompanying notes to financial statements.

PART I - FINANCIAL INFORMATION

Item 1.

                            BEXY COMMUNICATIONS, INC.

                        NOTES TO THE FINANCIAL STATEMENTS

1. The accompanying Financial Statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. Certain reclassifications have been made to the prior period to conform to the current periods presentation.

     For further information refer to the Financial Statements and footnotes included in the Registrant's Annual Report on Form 10-KSB for the year ended August 31, 1995.

     The Results of Operations for any interim period are not necessarily indicative of the results to be expected for the full fiscal year ended August 31, 1996.

     Unclassified Balance Sheet - In accordance with the provisions of SFAS No. 53, the Company has elected to present an unclassified balance sheet.

     Per share information - Net loss per share for the periods presented is computed on the basis of the weighted average common shares outstanding.

2. GENERAL AND ADMINISTRATIVE EXPENSES - The Company has expended approximately $46,000 through February 29, 1996 to fund certain start-up costs of a company owned by the Company's majority shareholder. In exchange for funding the start-up costs, the majority shareholder has granted the Company an option to purchase the company for $50,000.

                          INDEPENDENT AUDITOR'S REPORT


TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
CHENIERE ENERGY OPERATING CO., INC.

We have audited the accompanying balance sheet of CHENIERE ENERGY OPERATING CO., INC. as at April 22, 1996 and related statements of income, stockholders equity, and cash flows for the period from (inception) February 21, 1996 to April 22, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CHENIERE ENERGY OPERATING CO., INC. as of April 22, 1996 and the results of its operations and its cash flows for the period from (inception) February 21, 1996 to April 22, 1996 in conformity with generally accepted accounting principles.



                         MERDINGER, FRUCHTER, ROSEN & CORSO, P.C
                              Certified Public Accountants


New York, New York
April 22, 1996

                       CHENIERE ENERGY OPERATING CO., INC.
                                  BALANCE SHEET
                                 APRIL 22, 1996



    ASSETS
CURRENT ASSETS
         Cash in Bank                                                 $
75,003

FIXED ASSETS
         Furniture and Fixtures                                 22,505

OTHER ASSETS
         Organization Costs                                     55,800
                                                                ------

           Total Assets                                    $   153,308
                                                           =   =======



           LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
         Accounts Payable and Accrued Expenses                  78,305
                                                                ------

           Total Liabilities                                    78,305


STOCKHOLDERS' EQUITY
         Common Stock, 2,000 shares authorized,
          issued and outstanding 625 shares,
          no par value                                          75,003
                                                                ------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $   153,308
                                                           =   =======



The accompanying notes are an integral part of the financial statements.

                       CHENIERE ENERGY OPERATING CO., INC.
                               STATEMENT OF INCOME
                 (INCEPTION) FEBRUARY 21, 1996 TO APRIL 22, 1996



REVENUE
Income                                                    $         -

EXPENSES                                                            -


NET PROFIT (LOSS)                                         $         -
                                                          ===========




The accompanying notes are an integral part of the financial statements.

                       CHENIERE ENERGY OPERATING CO., INC.
                             STATEMENT OF CASH FLOWS
                 (INCEPTION) FEBRUARY 21, 1996 TO APRIL 22, 1996



CASH FLOWS FROM OPERATING ACTIVITIES
         Increase in Organization Costs                   $(    55,800)
         Increase in Accounts Payable                           78,305
                                                                ------

           NET CASH PROVIDED BY OPERATING ACTIVITIES            22,505

CASH FLOWS FROM INVESTING ACTIVITIES
         Purchase of Fixed Assets                          (    22,505)

           NET CASH USED BY INVESTING ACTIVITIES           (    22,505)

CASH FLOWS FROM FINANCING ACTIVITIES
         Increase in Common Stock                               75,003

           NET CASH PROVIDED BY FINANCING ACTIVITIES            75,003
                                                                ------

NET INCREASE IN CASH                                            75,003

CASH - BEGINNING OF PERIOD                                          -

CASH - END OF PERIOD                                     $      75,003
                                                         =============



The accompanying notes are an integral part of the financial statements.

                       CHENIERE ENERGY OPERATING CO., INC.
                        STATEMENT OF SHAREHOLDERS' EQUITY
                 (INCEPTION) FEBRUARY 21, 1996 TO APRIL 22, 1996


                                       Common Stock
                                       ------ -----
                                   Shares
                                Outstanding         Amount
                                -----------         ------



Sale of Shares                           625         75,003
                                 -----------         ------


Balance - April 22, 1996       $         625       $ 75,003
                               =============       ========



The accompanying notes are an integral part of the financial statements.

                       CHENIERE ENERGY OPERATING CO., INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 22, 1996



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

 a.     Background
        ----------

   Cheniere Energy Operating Co., Inc. ("The Company") incorporated in Delaware on February 21, 1996, is a Houston, Texas based independent oil and gas exploration business focusing initially on the Louisiana Gulf Coast. The Company has entered into a joint venture agreement with another entity, whereby the Company is attempting to raise capital in return for a 50% working exclusive interest participation in the leasing and drilling of all prospects generated along a particular section of the Louisiana Coast.

 b.     Fixed Assets
        ------------

   The Company has capitalized furniture and fixtures and will be depreciating them under the straight line method over seven years.

 c.     Organization Costs
        ------------------

   The Company has capitalized legal and accounting fees related to its organization and will amortized them over a 60 month period.

        The following proforma condensed balance sheet presents the combined financial position of Cheniere Energy Operating Co., Inc. as of April 22, 1996. Such proforma information is based upon balance sheet data of Cheniere Energy Operating Co., Inc. and Bexy Communications, Inc., giving effect to the recapitalization of Cheniere Energy Operating Co., Inc. and the issuance of stock for the net assets of Bexy Communications as well as indicating the combined balance sheet in the event that the divestiture does not occur. The last column "Balance Sheet Post-Partial Capitalization", reflects the balance sheet after an initial funding. This combined balance sheet should be read in conjunction with the other unaudited proforma financial information, the accompanying proforma notes and the financial statements of the respective companies and related notes thereto included elsewhere in this proxy statement as incorporated herein by reference.


                          PROFORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

                                    Cheniere        Bexy                                            Resulting
                                     Energy      Communications                Adjustments          Proforma
                                    Co., Inc.        Inc.         Combined     Debits (Credits)     Combined
                                   ---------     --------------  ----------   ----------------      ---------
     ASSETS
CURRENT ASSETS

   Cash                       $    75,003     $   101,446    $    176,449      $   (101,446)(1)   $    75,003
   Accounts Receivable                  -          61,300          61,300           (61,300)(1)             -
   Program Inventory - Net              -          53,657          53,657           (53,657)(1)             -
   Investment in Zydeco                 -               -               -                 - (1)             -
   Furniture and Fixtures          22,505             922          23,427              (922)(1)        22,505
   Other Assets                    55,800           6,722          62,522            (6,722)(1)        55,800
                                   ------           -----          ------        ----------            ------

         Total Assets         $   153,308     $   224,047    $    377,355       $  (224,047)      $   153,308
                              ===========     ===========    ============       ===========       ===========

     LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES
  Accounts Payable and
  Accrued Expenses            $    78,305        $ 37,251         115,556       $    37,251 (1)   $    78,305
  Accrued Interest Expense to
  Related Party                         -          37,208          37,208            37,208 (1)             -
  Deposits                              -           2,000           2,000             2,000 (1)             -
  Deferred Income                       -          16,000          16,000            16,000 (1)             -
                              -----------          ------          ------            ------       -----------
    Total Liabilities              78,305          92,459         170,764            92,459            78,305

SHAREHOLDERS EQUITY
  Common Stock (issued and
  outstanding 8,843,375)           75,003         147,404         222,407           195,877 (1)        26,530
  Contributed Capital                   -       1,116,581       1,116,581         1,068,108 (1)        48,473
  Deferred Offering Expenses            -               -               -                 -                -
  Subscription Receivable               -               -               -                 -                -
  Accumulated Deficit                   -      (1,092,442)     (1,092,442)       (1,092,442)(1)            -
  Notes Receivable from                 -         (39,955)        (39,955)          (39,955)(1)            -
  Shareholders                -----------      -----------     -----------       -----------      ----------
    Total Shareholders Equity      75,003         131,588         206,591           131,588            75,003
    Total Liabilities and
     Shareholders' Equity     $   153,308     $   224,047    $    377,355       $   224,047       $   153,308
                              ===========     ===========    ============       ===========       ===========
                                                  Balance Sheet
                               Additional         Post-Partial
                               Adjustments        Capitalization
                               -----------        --------------
     ASSETS
CURRENT ASSETS
   Cash                        $2,249,999  (2E)    $   28,723
                               (2,250,000) (2B)
                                   (2,899) (2D)
                                  (43,380) (2D)
   Accounts Receivable                  -                   -
   Program Inventory - Net              -                   -
   Investment in Zydeco         2,250,000  (2B)     2,250,000
   Furniture and Fixtures           2,899  (2D)        25,404
                                   43,380  (2C)(2D)
                                   49,424  (2C)(2D)
   Other Assets                  (148,279) (2F)           325
                               ----------          ----------
         Total Assets          $2,151,144          $2,304,542

     LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES
  Accounts Payable and
  Accrued Expenses             $   49,424  (2D)    $  127,729
  Accrued Interest Expense to
  Related Party                         -                   -
  Deposits                              -                   -
  Deferred Income                       -                   -
                               ----------          ----------
    Total Liabilities              49,424             127,729

SHAREHOLDERS EQUITY
  Common Stock (issued and
  outstanding 8,843,375)          (26,522) (2E)             8
  Contributed Capital           3,026,521  (2E)     2,926,715
  Deferred Offering Expenses     (148,279) (2F)
  Subscription Receivable        (750,000) (2A)(2E)  (750,000)
  Accumulated Deficit                   -                   -
  Notes Receivable from
  Shareholders                          -                   -
                               ----------          ----------
    Total Shareholders Equity   2,101,720           2,176,723

    Total Liabilities and
     Shareholders' Equity      $2,151,144          $2,304,452
                               ==========          ==========

                 NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED
                              FINANCIAL INFORMATION


NOTE 1 -       Proforma Adjustments
               --------------------

               The Proforma condensed combined financial information reflects: (a) The assignment of assets and liabilities to a new and separate company; (b) The distribution of capital to the original shareholders of Bexy. The nature and effect of these transactions is to transfer the individual assets and liabilities of Bexy at their book value as of the most recent balance sheet date to a new and separate entity. The nature and effect of these transactions on the original shareholders of Bexy is that they will become shareholders of the new and separate entity.

NOTE 2 -       Adjustments Resulting From Initial Fundings
               -------------------------------------------

               A) Subscription receivable represents amounts owing from subscribers at May 31, 1996.
               B) Investment in Zydeco Joint Venture represents Cheniere investment at May 31, 1996. This investment was paid for by a cash outlay of $2,250,000.
               C) Other assets include capitalized offering costs, representing amounts incurred for the offering which have been charged against the proceeds.
               D)  Reduction in cash results from the following:

                   Sale of Stock                           $2,999,999
                   Less: Amount Not Received
                        at May 31, 1996                    (  750,000)
                                                           -----------
                   Net Cash Received                        2,249,999
                   Investment in Zydeco                    (2,250,000)
                   Increase in Fixed Assets                (    2,899)
                   Increase in Other Assets (Net
                    of Accounts Payable Increase
                    of $49,424)                            (   43,380)
                                                           -----------
                   Net Decrease in Cash                    $(  46,280)
                                                           ===========

               E) Capital accounts are adjusted to reflect capital after the initial funding. This results from the sale of stock of $2,999,999, of which $750,000 has not been collected and has been reflected as a reduction in shareholders' equity.
               F) Costs of offering which are being charged against the proceeds
               G) The adjustments made in this note are directly attributable to the transaction, factually supportable and are expected to have a continuing impact on the registrant.

NOTE 3 -       Fiscal Year-End's
               -----------------

               Bexy's year-end is August 31st. Cheniere's year-end has been determined to be December 31st. For purposes of preparing the Proforma Condensed Combined Financial Information, unaudited six months figures for Bexy have been used with the April 22, 1996 audited numbers of Cheniere.

NOTE 4 -       Reorganization Expenses
               -------------- --------

               No provision has been reflected in the Proforma Condensed Combined Financial Information for direct expenses related to the acquisition which are expected to be $100,000.

NOTE 5 -       Federal Income Tax Consequences of the Acquisition
               --------------------------------------------------

               The Proforma Condensed Combined Financial Information assumes that there will be no tax due on a corporate basis.

NOTE 6 -       Intercompany Transaction
               -----------------------

               There were no significant intercompany transactions between Cheniere and Bexy during the periods presented in the Proforma Condensed Combined Financial Information.

                                                              WBAM DRAFT 5/28/96
                                                                       EXHIBIT A
                                                                       ---------

                              AMENDED AND RESTATED
                           CERTIFICATE OF INCORPORATION
                                       OF
                            BEXY COMMUNICATIONS, INC.


                        Under Sections 242 and 245 of the
                        Delaware General Corporation Law



          The undersigned, being the President of BEXY COMMUNICATIONS, INC., a corporation existing under the laws of the State of Delaware (the "Company"),

does hereby certify as follows:

          FIRST:  The name of the Company is BEXY COMMUNICATIONS, INC.

          SECOND:  The certificate of incorporation of the Company was filed by the Secretary of State of the State of Delaware on the 25th day of March, 1983.

          THIRD:  The amendments to the certificate of incorporation effected by this Certificate are as follows:

          (1)  To change the name of the Company to "Cheniere Energy, Inc.;"

          (2)  To change the total number of shares of capital stock which the

Company shall have authority to issue to 21,000,000 shares;

          (3)  To amend and supplement the provisions of the certificate of incorporation relating to personal liability of the directors of the Company and indemnification by the Company;

          (4)  To change the total number of the shares of common stock which the Company shall have authority to issue to 20,000,000 shares;

          (5)  To change the par value of the common stock to $.003 per share;

          (6)  To add a provision authorizing the issuance of 1,000,000 shares of a new class of preferred stock, the rights, powers and preferences of which shall be set by resolution of the Board of Directors of the Company;

          (7)  To change the registered office of the Company in the State of

Delawre to 1013 Centre Road, City of Wilmington 19805, County of New Castle; and

          (8)  To change the registered agent of the Company in the State of

Delaware to Corporation Service Company, 1013 Centre Road, City of Wilmington

19805, County of New Castle.

          FOURTH:  The amendments and the restatement of the certificate of incorporation have been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware by the unanimous vote of the Board of Directors.

          FIFTH:  The text of the certificate of incorporation of said BEXY

Communications, Inc. is hereby restated as amended by this Certificate, to read in full, as follows:

                          CERTIFICATE OF INCORPORATION

                                       of

                              Cheniere Energy, Inc.

                     (Pursuant to Section 102 of the General
                    Corporation Law of the State of Delaware)


          FIRST:  The name of the corporation is Cheniere Energy, Inc.
          -----
(hereinafter referred to as the "Company").
                                 -------

          SECOND:  The address of the registered office of the Company in the
          ------
State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19805. The name of the registered agent of the Company at such address is Corporation Service Company.

          THIRD:  The nature of the business or purposes to be conducted or
          -----
promoted by the Company are to engage in, promote, and carry on any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (hereinafter referred to as the "GCL").

          FOURTH:  The total number of shares of stock that the Company shall
          ------
have authority to issue is 21,000,000 shares, consisting of:

          (1) 20,000,000 shares of Common Stock, having a par value of $.003 per share; and

          (2)  1,000,000 shares of Preferred Stock.

          The Board of Directors of the Company is authorized, subject to limitations prescribed by law and by filing any certificate prescribed by law, to establish the par value of such Preferred Stock, to provide for the issuance of such Preferred Stock in series, and to establish the number of shares to be included in each such series, the full or limited voting powers, or the denial of voting powers of each such series, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications or restrictions and other distinguishing characteristics, if any, of the shares of each such series. The authority of the Board of Directors with respect to the shares of each such series shall include, without limitation, determination of the following:

          (a) the number of shares of each such series and the designation thereof;

          (b)  the par value of shares of each such series;

          (c) the annual rate or amount of dividends, if any, payable on shares of each such series (which dividends would be payable in preference to any dividends on Common Stock), whether such dividends shall be cumulative or non-cumulative and the conditions upon which and/or the date when such dividends shall be payable;

          (d) whether the shares or each such series shall be redeemable and, if so, the terms and conditions of such redemption, including the time or times when and the price or prices at which shares of each such series may be redeemed;

          (e) the amount, if any, payable on shares of each such series in the vent of liquidations, dissolution or winding up of the affairs of the Company;

          (f) whether the shares of each such series shall be convertible into or exchangeable for shares of any other class, or any series of the same or any other class, and, if so, the terms and conditions thereof, including the price or prices or the rate or rates at which shares of each such series shall be so convertible or exchangeable, and the adjustment which shall be made, and the circumstances in which such adjustments shall be made, in such conversion or exchange prices or rates; and

          (g) whether the shares of each such series shall have any voting rights in addition to those prescribed by law and, if so, the terms and conditions of exercise of voting rights.

          FIFTH:  The Board of Directors of the Company shall have the power to
          -----
adopt, amend or repeal the Bylaws of the Company at any meeting at which a quorum is present by the affirmative vote of a majority of the whole Board of Directors. Election of directors need not be by written ballot. Any director may be removed at any time with or without cause, and the vacancy resulting from such removal shall be filled, by vote of a majority of the stockholders of the Company at a meeting called for that purpose or by unanimous consent in writing of the stockholders.

          SIXTH:  Personal liability of the directors of the Company is hereby
          -----
eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of
Section 102 of the GCL, as the same may be amended from time to time.

          SEVENTH:  The Company shall, to the fullest extent permitted by
          -------
Section 145 of the GCL, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

          IN WITNESS WHEREOF, the undersigned being thereunto duly authorized has executed this Amended and Restated Certificate of Incorporation this ___ day of May, 1996.



                                   ______________________________
                                        William D. Forster
                                              President

                                                             CONFORMED COPY

                                                                       EXHIBIT B
                                                                       ---------





                          ____________________________


                                 AGREEMENT AND

                             PLAN OF REORGANIZATION


                                  by and among


                           BEXY COMMUNICATIONS, INC.,
                             a Delaware corporation,

                                  BUDDY YOUNG,
                                  an individual

                                       and

                       CHENIERE ENERGY OPERATING CO., INC.
                             a Delaware corporation

                                       and

             THE STOCKHOLDERS OF CHENIERE ENERGY OPERATING CO., INC.


                                     Dated:

                                 April 16, 1996


                         _______________________________

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

RECITALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE I THE ACQUISITION AND RELATED MATTERS . . . . . . . . . . . . . . .    3
     1.1  Transfer and Exchange of the Cheniere Shares  . . . . . . . . . .    3
     1.2  Exchange of Cheniere Securities . . . . . . . . . . . . . . . . .    4
     1.2.1     Exchange of Cheniere Shares  . . . . . . . . . . . . . . . .    4
     1.2.2     Exchange of Cheniere Warrants  . . . . . . . . . . . . . . .    4
     1.3  The Closing . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     1.4  Certain Events at the Closing . . . . . . . . . . . . . . . . . .    5
     1.5  Change in Structure of Transaction  . . . . . . . . . . . . . . .    7

ARTICLE II     REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . .    8
     2.1  Representations and Warranties of Cheniere  . . . . . . . . . . .    8
     2.2  Representations and Warranties of the Cheniere Stockholders . . .    8
     2.3  Representations and Warranties of BEXY  . . . . . . . . . . . . .    8
     2.4  Representations and Warranties of Young . . . . . . . . . . . . .    9

ARTICLE III    FURTHER COVENANTS AND AGREEMENTS . . . . . . . . . . . . . .    9
     3.1  Access and Information  . . . . . . . . . . . . . . . . . . . . .    9
     3.2  Cooperation . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     3.3  Submission to Stockholders  . . . . . . . . . . . . . . . . . . .   11
     3.4  Consulting Agreement  . . . . . . . . . . . . . . . . . . . . . .   11
     3.5  Limited Lock-Up Agreement . . . . . . . . . . . . . . . . . . . .   11
     3.6  Agreement Regarding Reverse Splits  . . . . . . . . . . . . . . .   12
     3.7  Indemnification Agreement . . . . . . . . . . . . . . . . . . . .   12
     3.8  Divestiture . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     3.9  Reverse Split . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     3.10 Agreement to Vote for Reorganization  . . . . . . . . . . . . . .   13
     3.11 Cheniere Warrants . . . . . . . . . . . . . . . . . . . . . . . .   13
     3.12 Form 8-K  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     3.13 Exchange Act Reports  . . . . . . . . . . . . . . . . . . . . . .   14
     3.14 Stock Transfer Agent  . . . . . . . . . . . . . . . . . . . . . .   14

ARTICLE IV   CONDITIONS OF CLOSING  . . . . . . . . . . . . . . . . . . . .   14
     4.1  General Conditions  . . . . . . . . . . . . . . . . . . . . . . .   14
     4.2  Conditions to Obligations of BEXY . . . . . . . . . . . . . . . .   14
     4.3  Conditions to Obligations of Cheniere . . . . . . . . . . . . . .   16

ARTICLE V TERMINATION OF OBLIGATIONS; PAYMENT OF EXPENSES . . . . . . . . .   18
     5.1  Termination . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     5.2  Effect of Termination . . . . . . . . . . . . . . . . . . . . . .   18
     5.3  Payment of Expenses . . . . . . . . . . . . . . . . . . . . . . .   19

ARTICLE VI   MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . .   20

     6.1  Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     6.2  Publicity and Reports . . . . . . . . . . . . . . . . . . . . . .   20
     6.3  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     6.4  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     6.5  No Assignment . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     6.6  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
     6.7  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . .   22
     6.8  Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . .   22
     6.9  Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
     6.10 Severability  . . . . . . . . . . . . . . . . . . . . . . . . . .   22

                         LIST OF EXHIBITS AND SCHEDULES



                                    EXHIBITS


Exhibit No.                   Description

 Exhibit A      Amended and Restated Certificate of
                Incorporation

 Exhibit B      BEXY Warrant Agreement

 Exhibit C      Representations and Warranties of Cheniere
 Exhibit D      Representations and Warranties of the
                Cheniere Stockholders

 Exhibit E      Representations and Warranties of BEXY
 Exhibit F      Representations and Warranties of Young

 Exhibit G      Consulting Agreement

 Exhibit H      Limited Lock-Up Agreement
 Exhibit I      Agreement Regarding Reverse Splits

 Exhibit J      Indemnification Agreement
 Exhibit K      Cheniere Warrant Agreement

 Exhibit L      Opinion of Counsel of Whitman Breed Abbott
                & Morgan

 Exhibit M      Opinion of Counsel of Hand & Hand


                                    SCHEDULES


 Schedule No.                  Description

 Schedule A                    Cheniere Stockholders
 Schedule B                    Exchange of Cheniere Stock

 Schedule C                    Exchange of Cheniere
                               Warrants

                      AGREEMENT AND PLAN OF REORGANIZATION


          AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is entered into as of this 16th day of April, 1996, by and among BEXY COMMUNICATIONS, INC.,

a Delaware corporation ("BEXY"), BUDDY YOUNG, an individual ("Young") (as to

Sections 2.4, 3.4, 3.5, 3.6, 3.7, 3.8 and 3.10), and CHENIERE ENERGY OPERATING

CO., INC., a Delaware corporation ("CHENIERE"), and the Stockholders of Cheniere listed on Schedule A attached hereto (collectively, the "Cheniere
          ----------

Stockholders").

                                    RECITALS

          1.   BEXY desires to effect a reorganization (the "Reorganization")

consisting of:

                    the assignment of substantially all of the assets of the

          existing business of BEXY, subject to liabilities, to a newly-formed,

          wholly-owned subsidiary of BEXY ("Newco") and the distribution of all of the shares of outstanding capital stock of Newco (the "Newco

          Stock") to the existing stockholders of BEXY (the "Divestiture"); and

                    the transfer by the Cheniere Stockholders to BEXY (the

          "Acquisition") of all of the issued and outstanding capital stock of

          Cheniere on the Closing Date (as hereinafter defined) in exchange for newly issued shares of common stock, par value $.01 per share (or par value $.003 per share after giving effect to the amendment to BEXY's certificate of incorporation described below), of BEXY (the "BEXY

          Stock"), representing approximately 93% of the then issued and outstanding shares of BEXY Stock (which will be the sole class of stock of BEXY then issued and outstanding), thereby constituting a tax-free exchange under Sections 351 and 368(a)(1)(B) of the Internal

          Revenue Code.

          2.   Because BEXY does not currently have sufficient shares of BEXY

Stock authorized to effect the Acquisition, the Board of Directors of BEXY have determined that it is in the best interest of the stockholders of BEXY (the

"BEXY Stockholders") to amend the certificate of incorporation of BEXY (the

"BEXY Certificate of Incorporation") to increase the authorized capital stock of

BEXY, and to further amend and restate the BEXY Certificate of Incorporation to

(x) change the name of the corporation to "Cheniere Energy, Inc.," and (y)

change and add certain other provisions of and to the Certificate of

Incorporation, as set forth in the form of Amended and Restated Certificate of

Incorporation, substantially in the form of Exhibit A hereto (the "Amended and
                                            ------- -

Restated Certificate of Incorporation"), effective upon the consummation of the

Acquisition.

          3.   A special meeting of the BEXY Stockholders will be called by the

Board of Directors of BEXY (the "BEXY Stockholders Meeting") in order to obtain the approval of the BEXY Stockholders to the Reorganization, including the

Acquisition, the amendment of the BEXY Certificate of Incorporation, the

Divestiture and the election of new directors of BEXY to take office following the Closing of the Acquisition.

          4.   In connection with the BEXY Stockholders Meeting, BEXY will prepare and file with the Securities and Exchange Commission (the "SEC") and distribute to the BEXY Stockholders, a proxy statement (the "Proxy Statement")

and certain other proxy materials (collectively, the "Proxy Materials").

          5.    In order to facilitate the Reorganization, Young has agreed to vote his shares of BEXY Stock at the BEXY Stockholders Meeting in favor of the

Reorganization and to indemnify BEXY against certain potential liabilities which could arise in connection with the Divestiture.

          6.   The Board of Directors of BEXY has determined that the

Reorganization is in the best interests of BEXY and the BEXY Stockholders and the Board of Directors of Cheniere has determined that the Acquisition is in the best interests of Cheniere and the Cheniere Stockholders, and each Board of

Directors has approved this Agreement and the transactions contemplated hereby.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual benefits to be derived from the Reorganization and of the representations,

warranties, conditions and agreements in this Agreement, the parties hereby agree as follows:



                                    ARTICLE I

                       THE ACQUISITION AND RELATED MATTERS

          1.1  Transfer and Exchange of the Cheniere Shares.  On the terms and
               -------- --- -------- -- --- -------- ------

subject to the conditions of this Agreement, the Cheniere Stockholders,

including all parties that shall become Cheniere Stockholders after the date of this Agreement and at the Closing, shall transfer and exchange all (but not less than all) the shares (the "Cheniere Shares") of common stock, no par value per share, of Cheniere (the "Cheniere Stock") then issued and outstanding as at the

Closing Date for the number of shares of BEXY stock provided in Section 1.2 hereof.

          1.2  Exchange of Cheniere Securities.
               -------- -- -------- ----------

          1.2.1      Exchange of Cheniere Shares.  The aggregate number of
                     -------- -- -------- ------

shares of BEXY Stock to be issued to the Cheniere Stockholders in exchange for their Cheniere Shares shall be 24,727,265 based on 1,802,859 million shares of

BEXY Stock; and options to purchase 58,333 shares of BEXY Stock being outstanding, representing approximately 93% of the issued and outstanding shares of capital stock of BEXY measured by voting power and number, calculated prior to giving effect to the Reverse Split of the

BEXY Shares described in Section 3.9 below, or 8,242,421.6 shares of BEXY Stock after giving effect to the Reverse Split (the "Consideration").  The parties understand and agree that it is understood that the Consideration is not inclusive of any consideration which will be required to be issued in respect of any Cheniere Shares that may be issued upon the exercise of the Cheniere

Warrants described in Sections 1.1.2 and 3.11 below.  At the Closing, Cheniere shall deliver to BEXY Schedule B setting forth the proportionate share of the
                      -------- -

Consideration that shall be allocated to each Cheniere Stockholder for such

Cheniere Stockholder's Cheniere Shares.

          1.2.2      Exchange of Cheniere Warrants.  At the Closing, as required
                     -------- -- -------- --------

under the Cheniere Warrant Agreement (as hereinafter defined), each Cheniere

Warrant will be exchanged for a warrant to purchase BEXY Stock (the "BEXY

Warrants") and Cheniere shall deliver to BEXY Schedule C setting forth the
                                              -------- -

number of Cheniere Warrants outstanding and the number of BEXY Warrants (and the number of shares of BEXY Stock issuable upon exercise of the BEXY Warrants) to be delivered in exchange therefor.  In the event of the exercise of any Cheniere

Warrants prior to the Closing, the Cheniere Shares issued upon such exercise shall be exchanged at the Closing in consideration for additional shares of BEXY

Stock as set forth in the Cheniere Warrant Agreement.  The terms and conditions of the BEXY Warrants shall be as set forth in the form of BEXY Warrant Agreement attached hereto as Exhibit B.
                   ------- -

          1.3  The Closing.  The Acquisition shall be consummated at a closing
               --- -------

(the "Closing") at the offices of Whitman Breed Abbott & Morgan, 200 Park

Avenue, New York 10166, at 11:00 local time immediately following the conclusion of the BEXY Stockholders

Meeting and the filing of the Amended and Restated Certificate of Incorporation

with the Secretary of State of the State of Delaware, or on such other date or in such other place to which the parties shall mutually agree (the "Closing

Date").

          1.4  Certain Events at the Closing.  At the Closing, in addition to
               ------- ------ -- --- -------

such other actions as may be provided for herein:

               Each Cheniere Stockholder shall deliver to BEXY a certificate or certificates representing the aggregate number of Cheniere Shares owned by such

Cheniere Stockholder (duly executed and in proper form for transfer).

                BEXY shall deliver to each Cheniere Stockholder a certificate or certificates representing the number of shares of BEXY Stock to be delivered to such Cheniere Stockholder.

               Cheniere shall deliver to BEXY Schedule B setting forth the names
                                              -------- -

of the Cheniere Stockholders and the number of Cheniere Shares held by each

Cheniere Stockholder and the number of shares of BEXY Stock that will be exchanged for such Cheniere Shares.

               Each of the holders of the Cheniere Warrants shall deliver to

BEXY a certificate(s) representing the Cheniere Warrants owned by such holder as provided for in Section 1.2.2 (duly executed and in proper form for transfer).

               BEXY shall deliver to each of the holders of the Cheniere

Warrants a BEXY Warrant Agreement and certificate(s) for BEXY Warrants representing such number of BEXY Warrants as provided in their respective

Cheniere Warrant Agreement.

               Each holder of Cheniere Warrants shall deliver to BEXY a BEXY

Warrant Agreement with respect to such number of BEXY Warrants as provided in their respective Cheniere Warrant Agreement.

               Cheniere shall deliver to BEXY Schedule C setting forth the names
                                              -------- -

of the holders of the Cheniere Warrants.

               BEXY shall delivery to the Cheniere Stockholders the opinion of counsel provided for in Section 4.3(e) hereof.

               Cheniere shall deliver to BEXY the opinion of counsel provided for in Section 4.2(g) hereof.

               Cheniere shall deliver to BEXY the certificates provided for in

Sections 4.2(b) and (f) hereof.

               BEXY shall deliver to Cheniere and the Cheniere Stockholder the certificates provided for in Sections 4.3(b) and (g) hereof.

               BEXY shall deliver to Young the Consulting Agreement provided for in Section 3.4 hereof.

               Young shall deliver to BEXY the Consulting Agreement provided for in Section 3.4 hereof.

               Young shall deliver to BEXY and the Cheniere Stockholders the

Indemnification Agreement provided for in Section 3.7 hereof.

               BEXY and the Cheniere Stockholders shall deliver to Young the

Indemnification Agreement provided for in Section 3.7 hereof.

               Young shall deliver to BEXY the Limited Lock-Up Agreement

provided for in Section 3.5 hereof.

               BEXY shall deliver to Young the Limited Lock-Up Agreement

provided for in Section 3.5 hereof.

               BEXY shall deliver to Young the Reverse Stock Split Agreement provided for in Section 3.6 hereof.

               Young shall deliver to BEXY the Reverse Stock Split Agreement provided for in Section 3.6 hereof.

          This Agreement, the Cheniere Warrant Agreement, the Consulting

Agreement, the Indemnification Agreement, the Limited Lock-Up Agreement and the

Reverse Stock Split Agreement are individually a "Transaction Document" and collectively "Transaction Documents".

          1.5  Change in Structure of Transaction.  Notwithstanding anything in
               ------ -- --------- -- -----------

this Agreement to the contrary, if at any time after the date hereof, it shall appear that any change or changes in the structure of the transactions contemplated hereby shall be necessary or desirable to comply with applicable law or the requirements of regulatory authorities having jurisdiction over the transactions or for any other reason, the parties hereto agree to cooperate in making such changes in this Agreement, and other documents contemplated hereby and in taking such other actions as may be required to effect such changes;

provided, however, that neither party hereto shall be required by this Section
- --------  -------

1.5 to agree to any change in the amount or form of consideration set forth herein or to any other material term hereof.



                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          2.1  Representations and Warranties of Cheniere.  To induce BEXY to
               --------------- --- ---------- -- --------

enter into this Agreement and to consummate the transactions contemplated hereby, Cheniere hereby represents and warrants to BEXY that each of the representations and warranties set forth in Exhibit C hereto is true and correct
                                            ------- -

at and as of the date hereof and will be true on the Closing Date.

          2.2  Representations and Warranties of the Cheniere Stockholders.  To
               --------------- --- ---------- -- --- -------- -------------

induce BEXY to enter into this Agreement and to consummate the transactions contemplated hereby, each Cheniere Stockholder hereby severally represents and warrants to BEXY that each of the representations and warranties set forth in

Exhibit D hereto is true and correct at and as of the date hereof or will be
- ------- -

true at and as of the date that any additional Cheniere Stockholder enters into and delivers this Agreement and will be true on the Closing Date.

          2.3  Representations and Warranties of BEXY.  To induce Cheniere and
               --------------- --- ---------- -- ----

the Cheniere Stockholders to enter into this Agreement and to consummate the transactions contemplated hereby, BEXY hereby represents and warrants to

Cheniere and the Cheniere Stockholders that each of the representations and warranties set forth in Exhibit E hereto is true and correct at and as of the
                        ------- -

date hereof and will be true on the Closing Date.

          2.4  Representations and Warranties of Young.  To induce Cheniere and
               --------------- --- ---------- -- -----

the Cheniere Stockholders to enter into this Agreement and to consummate the transactions contemplated hereby, Young hereby represents and warrants to

Cheniere and the Cheniere Stockholders that each of the representations and warranties set forth in Exhibit F hereto is true and correct at and as of the
                        ------- -

date hereof and will be true on the Closing Date.



                                   ARTICLE III

                        FURTHER COVENANTS AND AGREEMENTS

          3.1  Access and Information.
               ------ --- -----------

               (a)  BEXY and Cheniere agree that each of them may, prior to the

Closing Time, and through each of their respective employees, agents,

accountants, counsel, auditors, and other representatives (its "Agents"), make or cause to be made such investigations of the business, properties and personnel of the other party hereto as the party making such investigations may deem necessary or advisable, and that such investigations shall not affect the representations and warranties made by BEXY and Cheniere herein to the other or the rights of BEXY and Cheniere hereunder.  During normal business hours, and upon reasonable notice, BEXY and Cheniere and their respective

Agents shall have full access to the premises and to all the properties, books,

contracts, commitments, and records of the other party hereto, and the officers of BEXY and Cheniere shall furnish to the other party hereto, and their respective Agents, such financial and operating data and other information (or copies thereof) with respect to its business, properties, and personnel as BEXY or Cheniere (as the case may be) and their respective Agents may from time to time reasonably request.  Furthermore, BEXY or Cheniere will each instruct their respective auditors, accountants and counsel to cooperate with the other party hereto and their respective Agents in making available to them all financial and legal information requested, including the right to examine all working papers pertaining to audits of BEXY or Cheniere (as the case may be) and to make copies and extracts thereof.

               (b)  Until the Closing or, in the event of termination of this

Agreement without consummation of the transactions contemplated hereby, until

June 30, 1996, BEXY and Cheniere hereby covenant and agree that each of them and their respective Agents shall keep confidential any information (unless readily ascertainable from public or published information or sources) obtained from the other party hereto or its Agents; provided, however, that BEXY and Cheniere may
                                  --------  -------

furnish such information to any person pursuant to legal process.  In the event this Agreement is terminated, then promptly after such termination BEXY or

Cheniere (as the case may be) and their respective Agents shall return to the other party hereto all documents, work papers or other written material obtained from such other party or its respective Agents in connection with this Agreement and not theretofore made public (including all copies thereof).

          3.2  Cooperation.  The parties hereto shall cooperate with each other
               -----------

in every way in carrying out the transactions contemplated herein, including but not limited to (i) in obtaining all required approvals and authorizations, (ii) in furnishing information required for use in preparing and filing with the SEC the Proxy Materials which shall be used in connection with the BEXY Stockholders

Meeting to be held for the purpose of considering the transactions contemplated by this Agreement, (iii) in preparing and filing with the SEC a Registration

Statement on Form 10 under the Securities Exchange Act of 1934 (the "Exchange

Act") (or such other Form as may be appropriate) covering the shares of Newco

Stock to be issued to the BEXY Stockholders in connection with the Divestiture to the BEXY Stockholders (the "Registration Statement"), (iv) in preparing and filing such other reports and applications with federal and state regulatory authorities as may be required and (v) in preparing, negotiating, executing and/or delivering and filing all agreements, instruments, certificates,

applications, consents, schedules and other documents deemed necessary or useful by any party.  BEXY and Cheniere each promptly shall provide the other with copies of all such applications and all amendments and supplements thereto filed or made in connection with the
transactions contemplated hereby and promptly shall advise the other of the substance of all oral or written comments received thereon from applicable regulatory authorities.

          3.3  Submission to Stockholders.  BEXY shall take all such actions as
               ---------- -- ------------

may be required to submit the Reorganization, including the amendment of the

BEXY Certificate of Incorporation, the Acquisition, the election of new directors and the Divestiture, and the other transactions contemplated by this

Agreement to the BEXY Stockholders at the earliest practicable date.  The Board of Directors of BEXY shall recommend such approvals by its stockholders as are required to effectuate the Reorganization and the other transactions contemplated hereby.

          3.4  Consulting Agreement.  BEXY shall enter into a Consulting
               ---------- ---------

Agreement, substantially in the form attached as Exhibit G hereto (the
                                                 ------- -

"Consulting Agreement"), pursuant to which Young will agree to provide BEXY with certain consulting services for a two-year period following the Closing.

          3.5  Limited Lock-Up Agreement.  Young will enter into an agreement,
               ------- ------- ---------

substantially in the form attached as Exhibit H hereto (the "Limited Lock-Up
                                      ------- -

Agreement"), pursuant to which Young will agree not to sell more than 10,000 shares of BEXY Stock each month for a nine month-period following the Closing

Date.

          3.6  Agreement Regarding Reverse Splits.  BEXY will enter into an
               --------- --------- ------- ------

agreement with Young, substantially in the form attached as Exhibit I hereto
                                                            ------- -

("Reverse Stock Split Agreement"), pursuant to which BEXY shall agree not to engage in a reverse split of the BEXY Stock, other than the Reverse Split contemplated by this Agreement, for an eighteen (18) month-period following the

Closing.

          3.7  Indemnification Agreement.  Young will enter into an agreement
               --------------- ---------

with BEXY, Cheniere and the Cheniere Stockholders, substantially in the form attached as Exhibit J hereto, pursuant to which Young will agree to indemnify
            ------- -

BEXY, Cheniere and the Cheniere Stockholders against any cost, expense or other liability that any of them may suffer arising as a result of or in connection with (i) the operation of the business of BEXY prior to the Closing, (ii)  any untrue statement or omission of material fact made by or with respect to BEXY or

Young in the Proxy Materials or the Registration Statement and (iii) any tax

liability arising out of or in connection with the consummation of the transactions contemplated by the Divestiture.

          3.8  Divestiture.  Following the BEXY Stockholders Meeting and
               -----------

immediately prior to the consummation of the Acquisition, BEXY agrees that it shall distribute the shares of Newco Stock to the BEXY Stockholders of record as of April 30, 1996 and prepare and file the Registration Statement registering the Newco Stock under the Exchange Act.

          3.9  Reverse Split.  Following the BEXY Stockholders Meeting and the
               ------- -----

filing of the Amended and Restated Certificate of Incorporation with the

Delaware Secretary of State and immediately prior to the consummation of the

Acquisition, BEXY shall effect a reverse split of the BEXY Stock in which each

BEXY Stockholder shall receive one (1) new share for each 3 shares of existing

BEXY Stock owned by such BEXY Stockholder (the "Reverse Split").

          3.10 Agreement to Vote for Reorganization.  Young agrees with
               --------- -- ---- --- --------------

Cheniere, the Cheniere Stockholders and BEXY to vote any shares of BEXY Stock owned by him as of the record date for the BEXY Stockholders Meeting in favor of all matters recommended by
management of BEXY in the Proxy Statement, including without limitation, all aspects of the Reorganization.

          3.11 Cheniere Warrants.  Cheniere may from time to time prior to the
               -------- --------

Closing issued warrants to purchase up to seventy (70) shares of Cheniere Stock for a purchase price of not less than $30,000 per share (the "Cheniere

Warrants") and having such other terms and conditions as are set forth in the warrant agreement relating to the Cheniere Warrants, a form of which is attached hereto as Exhibit K (the "Cheniere Warrant Agreement").  BEXY hereby agrees to
          ------- -

issue BEXY Warrants in exchange for each Cheniere Warrant.  As provided in the

BEXY Warrant Agreement, each BEXY Warrant shall be exercisable for 10,000 shares of BEXY Stock at $3.00 per share.

          3.12 Form 8-K.  BEXY will file, within 15 days of the Closing Date, a
               ---- ---

Current Report on Form 8-K with the SEC, reporting the Divestiture, the

Acquisition and such other transactions contemplated by this Agreement that are required to be reported under the Exchange Act in such report.

          3.13 Exchange Act Reports.  BEXY shall file all reports required by
               -------- --- -------

Section 13 of the Exchange Act and shall maintain its books and records in accordance with Sections 12 and 13 thereof.

          3.14 Stock Transfer Agent.  BEXY agrees not to change its stock
               ----- -------- -----

transfer agent and registrar for the BEXY Stock for a nine-month period following the Closing Date unless such stock transfer agent and registrar ceases to be engaged in such business or the Board of Directors of BEXY determines in its reasonable judgment that to continue such engagement would be materially disadvantageous to BEXY.

                                   ARTICLE IV

                              CONDITIONS OF CLOSING

          4.1  General Conditions.  Except as may be waived by BEXY and
               ------- ----------

Cheniere, the obligations of BEXY and Cheniere to effect the Acquisition and to consummate the other transactions contemplated hereby shall be subject to the satisfaction of the following conditions at or prior to the Closing Date:

               (a)  Approvals.  The BEXY Stockholders shall have approved the
                    ---------

Reorganization, including the Acquisition and all other transactions contemplated by this Agreement, and all other approvals and other requirements prescribed by law, including all approvals and other requirements that are necessary to the consummation of the Acquisition, shall have been satisfied.

          4.2  Conditions to Obligations of BEXY.  Except as may be waived by
               ---------- -- ----------- -- ----

BEXY, the obligations of BEXY to consummate the Reorganization and all other transactions contemplated by this Agreement shall be subject to the satisfaction of the following additional conditions at or prior to the Closing:

               (a)  SEC Approval.  The Proxy Materials shall have been approved
                    --- --------

by the SEC.

               (b)  Representations and Warranties True; Compliance with
                    --------------- --- ---------- ----- ---------- ----

Obligations.  The representations and warranties of Cheniere and the Cheniere
- -----------

Stockholders contained in this Agreement and in any other document delivered by

Cheniere to BEXY in connection therewith shall be true and correct at and as of the Closing Date as though given at and as of the Closing Date (or at and as of the date made or given with respect to any representation or warranty that specifically relates to an earlier date); Cheniere shall have complied with all of its agreements, covenants and obligations under this

Agreement, and BEXY shall have received a certificate of the appropriate authorized representative(s) of Cheniere dated the Closing Date as to each of the foregoing.

               (c)  Pending Litigation.  No legal, administrative, arbitration,
                    ------- ----------

investigatory or other proceeding shall be pending before any court, tribunal or governmental authority at the Closing Date which seeks to challenge or prevent the Acquisition or any transaction provided for in this Agreement or which seeks to obtain a remedy at law in connection therewith.

               (d)  State Law Compliance.  BEXY shall have received all state
                    ----- --- ----------

securities or "blue sky" law permits or other authorizations necessary to issue the BEXY Stock in the Acquisition in the manner contemplated by this Agreement.

               (e)  Agreement of Additional Cheniere Stockholders.  Cheniere
                    --------- -- ---------- -------- ------------

shall have provided BEXY with the written agreement of any additional stockholders of Cheniere to sell all of their Cheniere Stock to BEXY on the terms and conditions set forth in this Agreement.

               (f)  Capital.  Cheniere shall have not less than $3,000,000 in
                    -------

total capital, including not less than $2,000,000 in equity capital, on the

Closing Date and at the Closing Cheniere shall deliver to BEXY a certificate of an appropriate authorized representative of Cheniere to such effect.

               (g)  Opinion of Counsel.  Whitman Breed Abbott & Morgan, counsel
                    ------- -- -------

to Cheniere and the Cheniere Stockholders, shall have delivered to BEXY an opinion, dated the Closing Date, substantially in the form of Exhibit L attached
                                                              ------- -

hereto.

          4.3  Conditions to Obligations of Cheniere.  Except as may be waived
               ---------- -- ----------- -- --------

by Cheniere, the obligations of Cheniere to consummate the transactions contemplated hereby shall be subject to the following additional conditions:

               (a)  SEC Approval.  The Proxy Materials shall have been approved
                    --- --------

by the SEC.

               (b)  Representations and Warranties True; Compliance with
                    --------------- --- ---------- ----- ---------- ----

Obligations.  The representations and warranties of BEXY and Young contained in
- -----------

this Agreement and in any other document delivered by BEXY to Cheniere in connection therewith shall be true and correct at and as of the Closing Date as though given at and as of the Closing Date (or at and as of the date made or given with respect to any representation or warranty that specifically relates to an earlier date); BEXY and Young shall have complied with all of its agreements, covenants, and obligations under this Agreement and Cheniere shall have received certificates of the appropriate authorized representative(s) of

BEXY and of Young, each dated the Closing Date as to each of the foregoing.

               (c)  Pending Litigation.  No legal, administrative,
                    ------- ----------

arbitrational, investigatory or other proceeding shall be pending before any court, tribunal or governmental authority at the Closing Date which seeks to challenge or prevent the Acquisition or any transaction provided for in this

Agreement or which seeks to obtain a remedy at law in connection therewith.

               (d)  State Law Compliance.  BEXY shall have received all  state
                    ----- --- ----------

securities or "blue sky" law permits or other authorizations necessary to issue the BEXY Stock to the Cheniere Stockholders in the Acquisition in the manner contemplated by this Agreement.

               (e)  Opinion of Counsel.  Hand & Hand, counsel to BEXY and Young,
                    ------- -- -------

shall have delivered to Cheniere and each of the holders of Cheniere

Stockholders an opinion, dated the Closing Date, substantially in the form of as

Exhibit M attached hereto.
- ------- -

               (f)  Amendment of BEXY Certificate of Incorporation, etc.  The
                    --------- -- ---- ----------- -- -------------- ----

BEXY Certificate of Incorporation shall have been amended and restated,

substantially in the form set forth as Exhibit A hereto.  The persons designated by Cheniere shall have been elected directors and officers of BEXY and the directors and officers of BEXY holding office prior to the Closing Date shall have resigned.

               (g)  Liabilities; Working Capital.  As of Closing, BEXY shall
                    ------------ ------- -------

have (i) a positive net worth, (ii) not more than $100,000 in liabilities and

(iii) a positive working capital and at the Closing, BEXY shall deliver to

Cheniere and the Cheniere Stockholders a certificate of an appropriate authorized representative of BEXY to such effect.

                                    ARTICLE V

                 TERMINATION OF OBLIGATIONS; PAYMENT OF EXPENSES

          5.1  Termination.  This Agreement may be terminated at any time prior
               -----------

to the Closing Date, whether before or after the approval of the BEXY

Stockholders shall have been obtained as follows:

               (a)  By mutual consent of the parties;

               (b)  By BEXY or Cheniere, if there has been a material

misrepresentation or breach of warranty on the part of the other party in the representations and warranties set forth herein or in any certificate or other writing delivered pursuant hereto and there is no reasonable possibility of cure of such breach prior to the Closing Date (provided that a termination occasioned by such misrepresentation or breach by either of such party shall not release such party from liability therefore to the other party); or

               (c)  By BEXY or Cheniere, if Cheniere shall not have obtained not less than $3 million in total capital, including not less than $2 million in equity capital, within a reasonable time after the date hereof; or

               (d)  By BEXY or Cheniere, if the BEXY Stockholders shall not have approved the Acquisition and the other transactions contemplated by this

Agreement within a reasonable time after the date hereof.

          5.2  Effect of Termination.  In the event that this Agreement is
               ------ -- -----------

terminated pursuant to Section 5.1, all further obligations of the parties under this Agreement shall terminate without further liability of any party to another, provided that the obligations of the parties contained in Sections

3.1(b), 5.3, and 6.3 through 6.10 hereof shall survive any such termination, and provided further that a termination under Section 5.1 hereof shall not relieve any party of any liability for a breach of this Agreement or for any misstatement or misrepresentation made hereunder, prior to such termination, or be deemed to constitute a waiver of any available remedy for any such breach, misstatement or misrepresentation.  If the Acquisition and the other transactions contemplated hereby are consummated, the representations,

warranties and agreements of the parties set forth in this Agreement and in the officers' certificates to be delivered at the Closing shall not survive the

Closing, and shall be terminated and extinguished at the Closing Date and from and after the Closing Date none of the parties hereto nor their respective stockholders, directors or officers shall have any liability to the other on account of any breach or failure of any representations, warranties or agreements hereunder.

          5.3  Payment of Expenses.  The parties agree that fees and out-of-
               ------- -- --------

pocket expenses in connection with this Agreement and the transactions contemplated hereby shall be paid as follows:

               (a)  Fees and disbursements of counsel, consultants and

accountants shall be paid by the party employing such person;

               (b)  Except as provided in subsection (d) below and subsection

(a) above, expenses in connection with obtaining approval of the transactions contemplated hereby by the BEXY Stockholders, including proxy solicitation costs, if any, shall be paid by BEXY;

               (c)  Expenses in connection with any necessary qualifications of the BEXY Stock under state securities or blue sky laws shall be paid by BEXY;

               (d)  Expenses in connection with the printing of the Proxy

Materials and any SEC filing fees and expenses shall be divided between Cheniere and BEXY; and

               (e)  All other fees and out-of-pocket expenses incurred in connection with the transactions contemplated hereby shall be paid by the party incurring such expenses.



                                   ARTICLE VI

                                  MISCELLANEOUS

          6.1  Amendments.  Subject to applicable law, this Agreement may be
               ----------

amended at any time prior to the Closing Date, whether before or after the approval of BEXY's stockholders have been obtained, upon approval of the respective Boards of Directors of BEXY and Cheniere, by written agreement of the parties hereto or thereto, as the case may be.

          6.2  Publicity and Reports.  Until the Closing Date, BEXY and Cheniere
               --------- --- -------

each shall consult with the other as to the content of any formal communication to their respective stockholders or to the public that relates to the transactions contemplated hereby.

          6.3  Governing Law.  This Agreement and the legal relations between
               --------- ---

the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to principles of choice or conflicts of law, except to the extent certain matters may be governed as a matter of law by the laws of the United States.

          6.4  Notices.  Any notices or other communications required or
               -------

permitted hereunder shall be sufficiently given if delivered personally or three

(3) days after being sent by registered or certified mail, return receipt requested, postage prepaid, or transmitted by telecopy with oral confirmation,

addressed as follows or to such other address of which the parties may have given notice in accordance with this Section 6.4:

          If to BEXY or Young:

          BEXY Communications, Inc.
          16661 Ventura Boulevard, Suite 214
          Encino, CA  91436
          Attn:  Mr. Buddy Young, President & CEO
          Fax: (818) 784-8660

          With a copy to:

          Hand & Hand
          24901 Dana Point
          Harbor Drive, Suite 200
          Dana Point, CA  92629
          Attn:  Jehu Hand, Esq.
          Fax: (714) 489-0034


          If to Cheniere or the Cheniere Stockholders:

          Cheniere Energy Operating Co., Inc.
          237 Park Avenue, Suite 2100
          New York, NY  10017
          Attn:  Mr. William D. Forster
          Fax: (212) 490-0131

          with a copy to:

          Whitman Breed Abbott & Morgan
          200 Park Avenue
          New York, NY  10166
          Attn:  Robert C. Brighton, Jr., Esq.
          Fax: (212) 351-3131


          6.5  No Assignment.  Neither this Agreement nor any rights or
               -- ----------

obligations of any party hereunder or thereunder, may be assigned by the parties hereto, by operation of law or otherwise, except with the written consent of the other party.

          6.6  Headings.  The descriptive headings of the several Articles and
               --------

Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          6.7  Counterparts.  This Agreement may be executed in two or more
               ------------

counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties hereto.

          6.8  Entire Agreement.  This Agreement together with the schedules,
               ------ ---------

lists, exhibits and certificates required to be delivered hereunder and any amendments hereafter executed and delivered in accordance with Section 6.1 hereof constitute the entire agreement of the parties hereto pertaining to the transactions contemplated hereby and supersede all prior written and oral (and all contemporaneous oral) agreements and understandings of the parties hereto concerning the subject matter hereof.  This Agreement is not intended to confer upon any other person not a party to this Agreement any rights or remedies hereunder.

          6.9  Waiver.  Any party hereto may waive any of the conditions to its
               ------

obligations except those conditions specified in Section 4.1(a) hereof as relate to approval of the Acquisition, which conditions may not be waived by any individual party or by the mutual agreement of both parties.  No waiver of a condition shall constitute a waiver of any of such party's other rights or remedies, at law or in equity, or of any other conditions to the other party's obligations.

          6.10 Severability.  If any portion or provision of this Agreement is
               ------------

determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction, such portion or provision shall be ineffective as to that jurisdiction to the extent of such invalidity, illegality or unenforceability, without affecting in any way the validity or enforceability of the remaining portions or provisions hereof in such jurisdiction or rendering that or any other portions or provisions of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereupon duly authorized, all as of the date set forth above.



BEXY COMMUNICATIONS, INC.     CHENIERE ENERGY OPERATING CO., INC.



By: /s/ BUDDY YOUNG                     By: /s/ WILLIAM D. FORSTER
    --- ----- -----                         --- ------- -- -------
    Buddy Young, President                  William D. Forster, President


ACCEPTED AND AGREED:
(as to Sections 2.4, 3.4, 3.5, 3.6,
  3.7, 3.8 and 3.10)


/s/ BUDDY YOUNG
- --- ----- -----
Buddy Young, individually

            (This space reserved for Stockholder's Name and Address)



                                   P R O X Y

                      SOLICITED BY THE BOARD OF DIRECTORS


           Special Meeting - July 2, 1996 - Santa Monica, California




 The undersigned hereby appoints Buddy Young, with full power of substitution and to act alone, as proxyholder for the undersigned to vote all the shares of common stock that the undersigned would be entitled to vote at the Special Meeting of Stockholders of BEXY COMMUNICATIONS, INC. and at any adjournment thereof, upon all matters described in the Proxy Statement for the Meeting referred to on the reverse side of this card in the manner there indicated, and, in his discretion, upon any other matters which properly come before the Meeting.


PLEASE FILL IN REVERSE SIDE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE


                   PROPOSAL 1                                         PROPOSAL 2
          Reorganization of the Company               Amendments to Certificate of Incorporation
                                                         Relating to Change in Capitalization

         [   ]            [   ]        [   ]               [   ]             [   ]        [   ]
    For Proposal 1       Against    Abstain From       For Proposal 2        Against    Abstain From
                       Proposal 1    Proposal 1                             Proposal 2   Proposal 2


                   PROPOSAL 3                                         PROPOSAL 4
  Amendment to the Certificate of Incorporation    Divestiture of Existing Business of the Company
        to Change the Name of the Company

         [   ]             [   ]      [   ]                [   ]              [   ]        [   ]
    For Proposal 3       Against    Abstain From       For Proposal 4        Against    Abstain From
                       Proposal 3    Proposal 3                             Proposal 4   Proposal 4



                   PROPOSAL 5                                         PROPOSAL 6
  Amendment of the Certificate of Incorporation                 Election of Directors
 to Limit Liability and Provide Indemnification    If no other indication is made, the Proxyholder
                                                   shall vote for the election of all the Director
                                                              Nominees set forth below.
         [   ]           [   ]         [   ]             [   ]          [   ]                [   ]
    For Proposal 5      Against    Abstain From          For All       Withhold             For Only
                       Proposal 5    Proposal 5          Nominees      From All Nominees    the Nominees
                                                                                            Indicated


                                             William D. Forster
                                             --------------------------------
                                             Charif Souki
                                             --------------------------------
                                             Efrem Zimbalist III
                                             --------------------------------

INSTRUCTIONS TO MARK YOUR VOTE FOR EACH PROPOSAL:
  [1] Please mark your vote with an X in your choice of one of the 3 boxes provided for each  proposal.
  [2] Joint owners must each sign.  If acting as attorney, trustee, executor or in another representative capacity, sign and print your name and title. [3] The total number of votes you cast for all nominees may not exceed your total number of shares.
  [4] You may withhold authority to vote for any nominee by lining through or striking out the name of any nominee.
  [5] Please return promptly in the enclosed envelope.


 -------------------------------  -----------------------------   -------------------------------
              Signature                         Title                   Date

 --------------------------------  ----------------------------   -------------------------------
              Signature                         Title                   Date

